UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-22003

Nuveen Core Equity Alpha Fund
(Exact name of registrant as specified in charter)

Nuveen Investments 333 West Wacker Drive Chicago, IL 60606
(Address of principal executive offices) (Zip code)

Kevin J. McCarthy Nuveen Investments 333 West Wacker Drive Chicago, IL 60606
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(312) 917-7700

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2012

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1.  REPORTS TO SHAREHOLDERS

Closed-End Funds

Nuveen Investments

Closed-End Funds

Mathematically-driven investment strategy that seeks to
generate excess risk-adjusted returns.

Annual Report

December 31, 2012

Nuveen Core Equity
Alpha Fund

JCE

LIFE IS COMPLEX.

Nuveen makes things e-simple.

It only takes a minute to sign up for e-Reports. Once enrolled, you'll receive an e-mail as soon as your Nuveen Fund information is ready. No more waiting for delivery by regular mail. Just click on the link within the e-mail to see the report and save it on your computer if you wish.

Free e-Reports right to your e-mail!

www.investordelivery.com

If you receive your Nuveen Fund distributions and statements from your financial advisor or brokerage account.

OR

www.nuveen.com/accountaccess

If you receive your Nuveen Fund distributions and statements directly from Nuveen.

Table of Contents

Chairman's Letter to Shareholders	4
Portfolio Managers' Comments	5
Share Distribution and Price Information	10
Performance Overview	12
Report of Independent Registered Public Accounting Firm	13
Portfolio of Investments	14
Statement of Assets & Liabilities	23
Statement of Operations	24
Statement of Changes in Net Assets	25
Financial Highlights	26
Notes to Financial Statements	28
Board Members & Officers	37
Glossary of Terms Used in this Report	42
Additional Fund Information	43

Chairman's
Letter to Shareholders

Dear Shareholders,

Despite the global economy's ability to muddle through the many economic headwinds of 2012, investors continue to have good reasons to remain cautious. The European Central Bank's decisions to extend intermediate term financing to major European banks and to support sovereign debt markets have begun to show signs of a stabilized euro area financial market. The larger member states of the European Union (EU) are working diligently to strengthen the framework for a tighter financial and banking union and meaningful progress has been made by agreeing to centralize large bank regulation under the European Central Bank. However, economic conditions in the southern tier members are not improving and the pressures on their political leadership remain intense. The jury is out on whether the respective populations will support the continuing austerity measures that are needed to meet the EU fiscal targets.

In the U.S., the Fed remains committed to low interest rates into 2015 through its third program of Quantitative Easing (QE3). Inflation remains low but a growing number of economists are expressing concern about the economic distortions resulting from negative real interest rates. The highly partisan atmosphere in Congress led to a disappointingly modest solution for dealing with the end-of-year tax and spending issues. Early indications for the new Congressional term have not given much encouragement that the atmosphere for dealing with the sequestration legislation and the debt ceiling issues, let alone a more encompassing "grand bargain," will be any better than the last Congress. Over the longer term, there are some encouraging trends for the U.S. economy: house prices are beginning to recover, banks and corporations continue to strengthen their financial positions and incentives for capital investment in the U.S. by domestic and foreign corporations are increasing due to more competitive energy and labor costs.

During 2012 U.S. investors have benefited from strong returns in the domestic equity markets and solid returns in most fixed income markets. However, many of the macroeconomic risks of 2012 remain unresolved, including negotiating through the many U.S. fiscal issues, managing the risks of another year of abnormally low U.S. interest rates, sustaining the progress being made in the euro area and reducing the potential economic impact of geopolitical issues, particularly in the Middle East. In the face of these uncertainties, the experienced investment professionals at Nuveen Investments seek out investments that are enjoying positive economic conditions. At the same time they are always on the alert for risks in markets subject to excessive optimism or for opportunities in markets experiencing undue pessimism. Monitoring this process is a critical function for the Fund Board as it oversees your Nuveen Fund on your behalf.

As always, I encourage you to communicate with your financial consultant if you have any questions about your investment in a Nuveen Fund. On behalf of the other members of your Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

Robert P. Bremner
Chairman of the Board
February 22, 2013

Nuveen Investments

Portfolio Managers' Comments

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Fund disclaims any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Nuveen Core Equity Alpha Fund (JCE)

The equity portion of the Nuveen Core Equity Alpha Fund (JCE) is managed by INTECH Investment Management LLC (INTECH), an independently managed subsidiary of Janus Capital Group Inc. During the reporting period, INTECH's Co-Chief Investment Officer, Dr. E. Robert Fernholz, PhD, retired. The portfolio management team is now lead by Dr. Adrian Banner, CEO/CIO, Joseph Runnels, CFA, Vassilios Papathanakos, PhD, and Phillip Whitman, PhD.

The Fund also employs a call option strategy managed by Nuveen Asset Management, LLC, an affiliate of Nuveen Investments. Keith Hembre, CFA, David Friar and James Colon, CFA, oversee this program.

Here the INTECH team members, along with the Nuveen Asset Management, LLC team, discuss the general market environment, their management strategies and the performance of the Fund for the twelve-month period ended December 31, 2012.

What were the general market conditions and trends over the course of this reporting period?

During this period, the U.S. economy's progress toward recovery from recession continued at a moderate pace. The Federal Reserve (Fed) maintained its efforts to improve the overall economic environment by holding the benchmark fed funds rate at the record low level of zero to 0.25% that it established in December 2008. The central bank decided during its December 2012 meeting to keep the fed funds rate at "exceptionally low levels" until either the unemployment rate reaches 6.5% or expected inflation goes above 2.5%. The Fed also affirmed its decision, announced in September 2012, to purchase $40 billion of mortgage-backed securities each month in an effort to stimulate the housing market. In addition to this new, open-ended stimulus program, the Fed plans to continue its program to extend the average maturity of its holdings of U.S. Treasury securities through the end of December 2012. The goals of these actions, which together will increase the Fed's holdings of longer-term securities by approximately $85 billion a month through the end of the year, are to put downward pressure on longer-term interest rates, make broader financial conditions more accommodative and support a stronger economic recovery as well as continued progress toward the Fed's mandates of maximum employment and price stability.

In the fourth quarter 2012, the U.S. economy, as measured by the U.S. gross domestic product (GDP), decreased at an estimated annualized rate of 0.1%, down from a 3.1% increase in the third quarter. This slight decline was due to lower inventory investment, federal spending and net exports. The Consumer Price Index (CPI) rose 1.7% year-over-

Nuveen Investments

year as of December 2012, after a 3.0% increase in 2011. While the core CPI (which excludes food and energy) increased 1.9% during the period, staying just within the Fed's unofficial objective of 2.0% or lower for this inflation measure. As of January 2013, the national unemployment rate was 7.9%, slightly higher than the 7.8% unemployment rate for December 2012 but below the 8.3% level recorded in January 2012. The housing market continued to show signs of improvement, with the average home price in the S&P/Case-Shiller Index of 20 major metropolitan areas rising 5.5% for the twelve months ended November 2012 (most recent data available at the time this report was prepared). This was the largest year-over-year price gain since August 2006. The outlook for the U.S. economy remained clouded by uncertainty about global financial markets and the continued negotiations by Congress regarding potential spending cuts and tax policy reform.

The U.S. equity market appreciated during the reporting period notwithstanding concerns regarding global economic growth and the sovereign debt crisis in Europe. Regardless, equities enjoyed a strong year. 2012 was the first year since 1979 that the S&P 500® Index never entered negative returns on a year-to-date basis.

What key strategies were used to manage the Fund during this reporting period?

The investment objective of the Fund is to provide an attractive level of total return, primarily through long-term capital appreciation and secondarily through income and gains. The Fund invests in a portfolio of common stocks selected from among the stocks comprising the S&P 500® Index, using a proprietary mathematical process designed by INTECH, and also employs risk reduction techniques. Typically, the Fund's equity port- folio will hold 150 - 450 stocks included in the S&P 500® Index.

The Fund also employs an option strategy that seeks to enhance the Fund's risk-adjusted performance over time by means of attempting to reduce volatility of the Fund's returns relative to the returns of the S&P 500® Index. The Fund expects to write call options on a custom basket of equities with a notional value of up to 50% of the value of the equity portfolio.

The goal of the Fund's equity portfolio is to produce long-term returns in excess of the S&P 500® Index with an equal or lesser amount of risk. The continued market uncertainty during this period reconfirmed the importance of disciplined risk management like INTECH's investment process. The firm's core risk controls are focused on minimizing the volatility of excess returns relative to the S&P 500® Index, so that any excess return is as consistent as possible and any relative underperformance is limited in magnitude and duration. We believe this helps minimize tracking error in relation to the S&P 500® Index during periods of short-term market instability.

INTECH seeks to generate excess returns by harnessing the natural volatility of stock prices to build a potentially more efficient portfolio than the S&P 500® Index. INTECH's investment process focuses solely on relative volatility and correlation. Specifically, the process searches for stocks with high relative volatility and low correlation, attempting to combine stocks in a manner that outperforms the benchmark. The actual positioning of the portfolio from a sector and stock specific standpoint is a residual of the process, and

Nuveen Investments

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares.

For additional information, see the Performance Overview page in this report.

*  Since inception returns are from 3/27/07.

**  Refer to the Glossary of Terms Used in this Report for definitions. Indexes are not available for direct investment.

the rationale for over and underweight positions is a function of stocks' relative volatility and correlation characteristics in aggregate.

Because INTECH's process does not forecast the direction of stock prices, we anticipate equity holdings that are overweight or underweight relative to the index may potentially beat the benchmark in approximately equal proportions over time.

While INTECH does not employ fundamental analysis in the management of the equity portfolio, fundamentals can have a significant impact on the general direction of the market. As stock prices moved naturally throughout the period, we continued to implement our mathematical process in a disciplined and precise manner in an effort to maintain a more efficient portfolio than the S&P 500® Index, without increasing relative risk. While other factors may influence performance over the short-term, we believe that the consistent application of our process may potentially help long-term performance. However, the Fund's writing of call options on a basket of stocks limited the Fund's upside potential as covered call strategies perform worse than strategies that do not sell calls when equity prices are rising, as they did during the period.

The Fund also purchased equity index futures contracts, to gain equity market exposure where the portfolio holds cash. During the reporting period this had a small positive effect on performance.

How did the Fund perform during this twelve-month period ended December 31, 2012?

The performance of the Fund, as well as for a comparative benchmark and index, are presented in the accompanying table.

Average Annual Total Returns on Net Asset Value

For periods ended 12/31/12

	1-Year	5-Year	Since Inception*
JCE	14.28%	3.77%	4.11%
Comparative Benchmark**	10.52%	1.48%	2.14%
S&P 500® Index**	16.00%	1.66%	2.17%

For the twelve-month period ended December 31, 2012, the Fund outperformed its comparative benchmark, but underperformed the S&P 500® Index.

INTECH's disciplined investment process is engineered to work in varying market environments, and adapts to changes over the long term. INTECH's relative performance is typically impacted by the market's relative volatility structure and size (market diversity).

Relative volatility, or how stocks move relative to each other or a benchmark, is stable over time, and INTECH's investment process is engineered to gradually adapt to changes in the relative volatility structure through time. U.S. large-cap equity markets exhibited continued stability in 2012, which tends to be conducive to INTECH's process.

Changes in market diversity (size), or how capital is distributed among stocks throughout a market or index, can act as a short-term headwind or tailwind to INTECH's relative performance, but typically have a neutral impact on relative performance over the long term. A decline in diversity overall in 2012 reflected a change in the distribution of

Nuveen Investments

capital in which larger stocks outperformed smaller stocks, on average. A decline in diversity could result in a headwind for INTECH's relative performance.

INTECH's investment process focuses solely on relative volatility and correlation and seeks to minimize tracking error for a target level of excess return. In general, the process searches for stocks with high relative volatility and low correlation attempting to combine stocks in a manner in which the opportunity to outperform the benchmark index exists. Within specific risk and turnover controls, INTECH continues to structure the portfolio to attempt to overweight stocks with high relative volatility and underweight stocks with low relative volatility, while keeping tracking error low.

The actual positioning of the portfolio, from a sector and stock specific standpoint, is a residual of the process and the rationale for overweighted and underweighted positions is a function of stocks' relative volatility and correlation characteristics in aggregate.

RISK CONSIDERATIONS

Fund shares are not guaranteed or endorsed by any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation. Shares of closed-end funds are subject to investment risks, including the possible loss of principal invested. Past performance is no guarantee of future results. Fund common shares are subject to a variety of risks, including:

Investment, Market and Price Risk. An investment in common shares is subject to investment risk, including the possible loss of the entire principal amount that you invest. Your investment in common shares represents an indirect investment in the corporate securities owned by the Fund, which generally trade in the over-the-counter markets. Shares of closed-end investment companies like the Fund frequently trade at a discount to their net asset value (NAV). Your common shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of Fund dividends and distributions.

Tax Risk. The tax treatment of Fund distributions may be affected by new IRS interpretations of the Internal Revenue Code and future changes in tax laws and regulations. This is particularly true for funds employing a managed distribution program.

Common Stock Risk. Common stock returns often have experienced significant volatility.

Call Option Risk. The value of call options sold (written) by the Fund will fluctuate. The Fund may not participate in any appreciation of its equity portfolio as fully as it would if the Fund did not sell call options. In addition, the Fund will continue to bear the risk of declines in the value of the equity portfolio.

Derivatives Strategy Risk. Derivative securities, such as calls, puts, warrants, swaps and forwards, carry risks different from, and possibly greater than, the risks associated with the underlying investments.

Investment Process Risk. INTECH uses a proprietary mathematical process that strives to identify common stocks with high volatility relative to the index and low correlation to one another. The use of this process may not produce the expected results.

Nuveen Investments

Reinvestment Risk. If market interest rates decline, income earned from the Fund's portfolio may be reinvested at rates below that of the original bond that generated the income.

Nuveen Investments

Share Distribution and
Price Information

Distribution Information

The following information regarding the Fund's distributions is current as of December 31, 2012, and likely will vary over time based on the Fund's investment activities and portfolio investment value changes.

During the current reporting period, the Fund did not make any changes to its quarterly distribution to shareholders. Some of the factors affecting the amount and composition of these distributions are summarized below.

The Fund has a managed distribution program. The goal of this program is to provide shareholders with relatively consistent and predictable cash flow by systematically converting the Fund's expected long-term return potential into regular distributions. As a result, regular distributions throughout the year are likely to include a portion of expected long-term gains (both realized and unrealized), along with net investment income.

Important points to understand about a managed distribution program are:

•  The Fund seeks to establish a relatively stable distribution rate that roughly corresponds to the projected total return from its investment strategy over an extended period of time. However, you should not draw any conclusions about the Fund's past or future investment performance from its current distribution rate.

•  Actual returns will differ from projected long-term returns (and therefore the Fund's distribution rate), at least over shorter time periods. Over a specific timeframe, the difference between actual returns and total distributions will be reflected in an increasing (returns exceed distributions) or a decreasing (distributions exceed returns) Fund net asset value.

•  Each distribution is expected to be paid from some or all of the following sources:

•  net investment income (regular interest and dividends),

•  realized capital gains, and

•  unrealized gains, or, in certain cases, a return of principal (non-taxable distributions).

•  A non-taxable distribution is a payment of a portion of the Fund's capital. When the Fund's returns exceed distributions, it may represent portfolio gains generated, but not realized as a taxable capital gain. In periods when the Fund's returns fall short of distributions, the shortfall will represent a portion of your original principal, unless the shortfall is offset during other time periods over the life of your investment (previous or subsequent) when the Fund's total return exceeds distributions.

Nuveen Investments

•  Because distribution source estimates are updated during the year based on the Fund's performance and forecast for its current fiscal year (which is the calendar year for the Fund), estimates on the nature of your distributions provided at the time the distributions are paid may differ from both the tax information reported to you in your Fund's IRS Form 1099 statement provided at year end, as well as the ultimate economic sources of distributions over the life of your investment.

The following table provides information regarding the Fund's common distributions and total return performance for the year ended December 31, 2012. This information is intended to help you better understand whether the Fund's returns for the specified time period were sufficient to meet the Fund's distributions.

As of 12/31/12	JCE
Inception date	3/27/07
Fiscal year (calendar year) ended December 31, 2012:
Per share distribution:
From net investment income	$1.08
From long-term capital gains	0.00
From short-term capital gains	0.00
Return of capital	0.00
Total per share distribution	$1.08
Distribution rate on NAV	7.32%
Average annual total returns:
1-Year on NAV	14.28%
5-Year on NAV	3.77%
Since inception on NAV	4.11%

Common Share Repurchases and Price Information

During November 2012, the Nuveen Funds Board of Directors/Trustees reauthorized the Fund's open-market share repurchase program, allowing the Fund to repurchase an aggregate of up to approximately 10% of its outstanding common shares.

As of December 31, 2012, and since the inception of the Fund's repurchase program, the Fund has cumulatively repurchased and retired its outstanding shares as shown in the accompanying table.

	Shares Repurchased and Retired	% of Outstanding Shares
JCE	449,800	2.8%

During the current reporting period, the Fund did not repurchase any of its outstanding common shares.

As of December 31, 2012, the Fund was trading at a -9.55% discount to its common share NAV, compared with an average discount of -7.40% for the entire twelve-month period.

Nuveen Investments

Fund Snapshot

Share Price	$13.35
Net Asset Value (NAV)	$14.76
Premium/(Discount) to NAV	-9.55%
Current Distribution Rate[1]	8.09%
Net Assets ($000)	236,438

Average Annual Total Returns

(Inception 3/27/07)

	On Share Price	On NAV
1-Year	15.81%	14.28%
5-Year	5.44%	3.77%
Since Inception	2.39%	4.11%

Portfolio Composition

(as a % of total investments)2, 3

Specialty Retail	10.7%
Media	8.6%
Oil, Gas & Consumable Fuels	7.0%
Chemicals	4.7%
Computers & Peripherals	4.1%
Insurance	4.1%
Multi-Utilities	3.9%
IT Services	3.3%
Electric Utilities	3.0%
Commercial Banks	2.7%
Real Estate Investment Trust	2.7%
Trading Companies & Distributors	2.7%
Food Products	2.6%
Hotels, Restaurants & Leisure	2.6%
Biotechnology	2.5%
Tobacco	2.3%
Household Durables	2.1%
Software	1.9%
Wireless Telecommunication Services	1.8%
Diversified Telecommunication Services	1.7%
Internet Software & Services	1.7%
Beverages	1.6%
Pharmaceuticals	1.6%
Energy Equipment & Services	1.4%
Food & Staples Retailing	1.3%
Short-Term Investments	2.0%
Other	15.4%

JCE

Performance

OVERVIEW

Nuveen Core Equity Alpha Fund

  December 31, 2012

Portfolio Allocation (as a % of total investments)2, 3

2012 Distributions Per Share

Share Price Performance — Weekly Closing Price

Refer to Glossary of Terms used in this Report for further definition of the terms used within this Fund's Performance Overview page.

1  Current Distribution Rate is based on the Fund's current annualized quarterly distribution divided by the Fund's current market price. The Fund's quarterly distributions to its shareholders may be comprised of ordinary income, net realized capital gains and, if at the end of the calendar year the Fund's cumulative net ordinary income and net realized gains are less than the amount of the Fund's distributions, a return of capital for tax purposes.

2  Excluding investments in derivatives.

3  Holdings are subject to change.

Nuveen Investments

Report of INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of
Nuveen Core Equity Alpha Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Nuveen Core Equity Alpha Fund (hereinafter referred to as the "Fund") at December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Chicago, IL
February 28, 2013

Nuveen Investments

JCE

Nuveen Core Equity Alpha Fund

Portfolio of INVESTMENTS

  December 31, 2012

Shares	Description (1)	Value
	Common Stocks – 98.1%
	Aerospace & Defense – 0.5%
2,400	Northrop Grumman Corporation	$162,192
4,300	Raytheon Company	247,508
29,900	Textron Inc.	741,221
	Total Aerospace & Defense	1,150,921
	Air Freight & Logistics – 0.2%
4,900	FedEx Corporation	449,428
	Airlines – 0.0%
5,500	Southwest Airlines Co.	56,320
	Auto Components – 0.1%
5,200	Delphi Automotive PLC, (2)	198,900
	Beverages – 1.6%
12,000	Beam Inc.	733,080
6,900	Brown-Forman Corporation	436,425
11,000	Coca-Cola Company	398,750
25,000	Constellation Brands, Inc., Class A, (2)	884,750
20,300	Dr. Pepper Snapple Group	896,854
4,300	Molson Coors Brewing Company, Class B	183,997
700	Monster Beverage Corporation, (2)	37,016
3,200	PepsiCo, Inc.	218,976
	Total Beverages	3,789,848
	Biotechnology – 2.5%
8,000	Alexion Pharmaceuticals Inc., (2)	750,480
28,600	Amgen Inc.	2,468,752
14,700	Biogen Idec Inc., (2)	2,156,049
8,400	Gilead Sciences, Inc. (2)	616,980
	Total Biotechnology	5,992,261
	Capital Markets – 0.8%
2,400	Ameriprise Financial, Inc.	150,312
5,200	Charles Schwab Corporation	74,672
7,400	E*Trade Group Inc.	66,230
18,800	Federated Investors Inc.	380,324
800	Franklin Resources, Inc.	100,560
600	Goldman Sachs Group, Inc.	76,536
26,700	Invesco LTD	696,603
15,500	Morgan Stanley	296,360
	Total Capital Markets	1,841,597
	Chemicals – 4.7%
1,000	CF Industries Holdings, Inc.	203,160
6,400	E.I. Du Pont de Nemours and Company	287,808
31,600	Eastman Chemical Company	2,150,380
3,100	Ecolab Inc.	222,890

Nuveen Investments

Shares	Description (1)	Value
	Chemicals (continued)
37,900	FMC Corporation	$2,217,908
5,900	LyondellBasell Industries NV	336,831
4,700	Monsanto Company	444,855
3,300	Mosaic Company	186,879
6,800	PPG Industries, Inc.	920,380
27,700	Sherwin-Williams Company	4,260,814
	Total Chemicals	11,231,905
	Commercial Banks – 2.7%
116,800	BB&T Corporation	3,400,048
5,400	First Horizon National Corporation	53,514
139,100	Regions Financial Corporation	990,392
16,400	SunTrust Banks, Inc.	464,940
11,500	U.S. Bancorp	367,310
30,050	Wells Fargo & Company	1,027,109
	Total Commercial Banks	6,303,313
	Commercial Services & Supplies – 0.4%
19,600	Cintas Corporation	801,640
2,100	Waste Management, Inc.	70,854
	Total Commercial Services & Supplies	872,494
	Communications Equipment – 0.4%
2,700	Cisco Systems, Inc.	53,055
12,800	Harris Corporation	626,688
13,500	JDS Uniphase Corporation, (2)	182,790
2,900	Juniper Networks Inc., (2)	57,043
2,328	Motorola Solutions Inc.	129,623
	Total Communications Equipment	1,049,199
	Computers & Peripherals – 4.1%
15,800	Apple, Inc., (2)	8,421,874
10,500	EMC Corporation, (2)	265,650
16,800	Seagate Technology	512,064
13,500	Western Digital Corporation	573,615
	Total Computers & Peripherals	9,773,203
	Construction Materials – 0.1%
4,000	Vulcan Materials Company	208,200
	Consumer Finance – 0.6%
37,800	Discover Financial Services	1,457,190
3,900	SLM Corporation	66,807
	Total Consumer Finance	1,523,997
	Distributors – 0.3%
9,700	Genuine Parts Company	616,726
	Diversified Consumer Services – 0.0%
5,900	H & R Block Inc.	109,563
	Diversified Financial Services – 0.5%
8,900	Bank of America Corporation	103,240
4,600	Citigroup Inc.	181,976
3,000	CME Group, Inc.	152,130
400	Intercontinental Exchange, Inc., (2)	49,524

Nuveen Investments

JCE

Nuveen Core Equity Alpha Fund (continued)

Portfolio of INVESTMENTS December 31, 2012

Shares	Description (1)	Value
	Diversified Financial Services (continued)
10,205	JP Morgan Chase & Co.	$448,714
5,400	Moody's Corporation	271,728
	Total Diversified Financial Services	1,207,312
	Diversified Telecommunication Services – 1.7%
53,000	AT&T Inc.	1,786,630
34,770	CenturyLink Inc.	1,360,202
86,900	Frontier Communications Corporation	371,932
13,800	Verizon Communications Inc.	597,126
	Total Diversified Telecommunication Services	4,115,890
	Electric Utilities – 3.0%
5,300	American Electric Power Company, Inc.	226,204
51,556	Duke Energy Corporation	3,289,273
4,200	FirstEnergy Corp.	175,392
10,800	NextEra Energy Inc.	747,252
28,500	Pinnacle West Capital Corporation	1,452,930
3,000	PPL Corporation	85,890
14,300	Southern Company	612,183
15,200	Xcel Energy, Inc.	405,992
	Total Electric Utilities	6,995,116
	Electrical Equipment – 0.4%
6,344	Eaton PLC	343,845
2,200	Emerson Electric Company	116,512
5,200	Roper Industries Inc.	579,696
	Total Electrical Equipment	1,040,053
	Electronic Equipment & Instruments – 0.5%
9,000	Amphenol Corporation, Class A	582,300
13,900	Jabil Circuit Inc.	268,131
5,000	Molex Inc.	136,650
2,100	TE Connectivity Limited	77,952
	Total Electronic Equipment & Instruments	1,065,033
	Energy Equipment & Services – 1.4%
4,300	Baker Hughes Incorporated	175,612
1,100	Cooper Cameron Corporation, (2)	62,106
2,400	Diamond Offshore Drilling, Inc.	163,104
7,800	Ensco PLC	462,384
6,200	Halliburton Company	215,078
2,800	Nabors Industries Inc., (2)	40,460
20,700	National-Oilwell Varco Inc.	1,414,845
6,100	Noble Corporation	212,402
9,600	Rowan Companies Inc., (2)	300,192
5,242	Schlumberger Limited	363,218
	Total Energy Equipment & Services	3,409,401
	Food & Staples Retailing – 1.3%
4,500	Costco Wholesale Corporation	444,465
29,700	Wal-Mart Stores, Inc.	2,026,431
6,600	Whole Foods Market, Inc.	602,778
	Total Food & Staples Retailing	3,073,674
	Food Products – 2.6%
3,700	Campbell Soup Company	129,093
6,600	ConAgra Foods, Inc.	194,700

Nuveen Investments

Shares	Description (1)	Value
	Food Products (continued)
11,300	Dean Foods Company	$186,563
1,100	General Mills, Inc.	44,451
7,600	H.J. Heinz Company	438,368
14,200	Hershey Foods Corporation	1,025,524
15,400	JM Smucker Company	1,328,096
6,800	Kraft Foods Inc.	309,196
30,100	McCormick & Company, Incorporated	1,912,253
20,400	Mondelez International Inc.	519,588
	Total Food Products	6,087,832
	Gas Utilities – 1.0%
52,900	ONEOK, Inc.	2,261,475
	Health Care Equipment & Supplies – 1.0%
7,900	Abbott Laboratories	517,450
3,300	Edwards Lifesciences Corporation, (2)	297,561
2,800	Intuitive Surgical, Inc., (2)	1,373,036
2,000	Medtronic, Inc.	82,040
2,100	Saint Jude Medical Inc.	75,894
	Total Health Care Equipment & Supplies	2,345,981
	Health Care Providers & Services – 1.2%
18,100	Coventry Health Care, Inc.	811,423
13,400	Davita Inc., (2)	1,481,102
3,700	McKesson HBOC Inc.	358,752
2,100	UnitedHealth Group Incorporated	113,904
	Total Health Care Providers & Services	2,765,181
	Health Care Technology – 0.0%
1,300	Cerner Corporation, (2)	100,932
	Hotels, Restaurants & Leisure – 2.6%
2,400	Carnival Corporation, ADR	88,248
23,200	Marriott International, Inc., Class A	864,664
2,600	McDonald's Corporation	229,346
15,100	Starbucks Corporation	809,662
50,900	Wyndham Worldwide Corporation	2,708,389
22,300	YUM! Brands, Inc.	1,480,720
	Total Hotels, Restaurants & Leisure	6,181,029
	Household Durables – 2.1%
71,900	D.R. Horton, Inc.	1,422,182
2,000	Garmin Limited	81,640
9,200	Leggett and Platt Inc.	250,424
46,900	Lennar Corporation, Class A	1,813,623
19,400	Newell Rubbermaid Inc.	432,038
27,500	Pulte Corporation, (2)	499,400
5,500	Whirlpool Corporation	559,625
	Total Household Durables	5,058,932
	Household Products – 0.7%
6,700	Colgate-Palmolive Company	700,418
7,100	Kimberly-Clark Corporation	599,453
4,100	Procter & Gamble Company	278,349
	Total Household Products	1,578,220

Nuveen Investments

JCE

Nuveen Core Equity Alpha Fund (continued)

Portfolio of INVESTMENTS December 31, 2012

Shares	Description (1)	Value
	Independent Power Producers & Energy Traders – 0.6%
57,600	NRG Energy Inc.	$1,324,224
	Industrial Conglomerates – 0.3%
1,100	3M Co.	102,135
27,500	General Electric Company	577,225
	Total Industrial Conglomerates	679,360
	Insurance – 4.1%
15,700	AFLAC Incorporated	833,984
91,900	Allstate Corporation	3,691,623
6,600	American International Group, (2)	232,980
17,300	AON PLC	961,880
3,300	Chubb Corporation	248,556
45,300	Cincinnati Financial Corporation	1,773,948
5,600	Lincoln National Corporation	145,040
2,300	MetLife, Inc.	75,762
3,200	Principal Financial Group, Inc.	91,264
14,850	Torchmark Corporation	767,300
8,100	Travelers Companies, Inc.	581,742
8,400	XL Capital Ltd, Class A	210,504
	Total Insurance	9,614,583
	Internet & Catalog Retail – 1.0%
2,100	Amazon.com, Inc., (2)	527,394
24,300	Expedia, Inc.	1,493,235
600	Priceline.com Incorporated, (2)	372,720
1,100	TripAdvisor Inc., (2)	46,156
	Total Internet & Catalog Retail	2,439,505
	Internet Software & Services – 1.7%
1,900	Akamai Technologies, Inc., (2)	77,729
20,300	eBay Inc., (2)	1,035,706
3,400	Google Inc., Class A, (2)	2,411,858
14,100	VeriSign, Inc., (2)	547,362
	Total Internet Software & Services	4,072,655
	IT Services – 3.3%
10,500	Accenture Limited	698,250
1,600	Automatic Data Processing, Inc.	91,216
15,500	Cognizant Technology Solutions Corporation, Class A, (2)	1,147,775
8,800	Computer Sciences Corporation	352,440
31,300	Fidelity National Information Services	1,089,553
700	Fiserv, Inc.	55,321
12,100	International Business Machines Corporation (IBM)	2,317,755
7,800	Paychex, Inc.	242,892
4,400	Teradata Corporation, (2)	272,316
4,100	Total System Services Inc.	87,822
9,600	Visa Inc.	1,455,168
	Total IT Services	7,810,508
	Leisure Equipment & Products – 0.0%
1,500	Mattel, Inc.	54,930
	Life Sciences Tools & Services – 0.6%
500	Life Technologies Corporation, (2)	24,540
46,300	Perkinelmer Inc.	1,469,562
	Total Life Sciences Tools & Services	1,494,102

Nuveen Investments

Shares	Description (1)	Value
	Machinery – 1.0%
2,500	Caterpillar Inc.	$223,950
3,100	Flowserve Corporation	455,080
3,700	Illinois Tool Works, Inc.	224,997
4,200	Ingersoll Rand Company Limited, Class A	201,432
8,900	Pall Corporation	536,314
8,900	Snap-on Incorporated	703,011
	Total Machinery	2,344,784
	Media – 8.6%
46,200	Cablevision Systems Corporation	690,228
31,400	CBS Corporation, Class B	1,194,770
129,600	Comcast Corporation, Class A	4,844,448
31,100	DIRECTV Group, Inc., (2)	1,559,976
1,800	Discovery Communications inc., Class A Shares, (2)	114,264
72,800	Gannett Company Inc.	1,311,128
11,300	McGraw-Hill Companies, Inc.	617,771
75,300	News Corporation, Class A	1,923,162
15,500	Scripps Networks Interactive, Class A Shares	897,760
15,800	Time Warner Cable, Class A	1,535,602
56,100	Time Warner Inc.	2,683,263
1,000	Viacom Inc., Class B	52,740
57,100	Walt Disney Company	2,843,009
	Total Media	20,268,121
	Metals & Mining – 0.2%
3,700	Freeport-McMoRan Copper & Gold, Inc.	126,540
1,200	Newmont Mining Corporation	55,728
6,600	Nucor Corporation	284,988
	Total Metals & Mining	467,256
	Multiline Retail – 0.6%
3,500	Dollar General Corporation	154,315
30,300	Macy's, Inc.	1,182,306
1,400	Target Corporation	82,838
	Total Multiline Retail	1,419,459
	Multi-Utilities – 3.9%
30,700	Ameren Corporation	943,104
38,900	CMS Energy Corporation	948,382
22,100	Consolidated Edison, Inc.	1,227,434
15,800	Dominion Resources, Inc.	818,440
4,900	DTE Energy Company	294,245
3,000	Integrys Energy Group, Inc.	156,660
71,200	NiSource Inc.	1,772,168
700	PG&E Corporation	28,126
4,700	Scana Corporation	214,508
27,600	Sempra Energy	1,957,944
22,800	Wisconsin Energy Corporation	840,180
	Total Multi-Utilities	9,201,191
	Oil, Gas & Consumable Fuels – 7.0%
14,800	Cabot Oil & Gas Corporation	736,152
3,800	Chesapeake Energy Corporation	63,156
7,700	Chevron Corporation	832,678
4,400	ConocoPhillips	255,156
2,800	CONSOL Energy Inc.	89,880
700	EOG Resources, Inc.	84,553
7,800	EQT Corporation	460,044

Nuveen Investments

JCE

Nuveen Core Equity Alpha Fund (continued)

Portfolio of INVESTMENTS December 31, 2012

Shares	Description (1)	Value
	Oil, Gas & Consumable Fuels (continued)
33,500	Exxon Mobil Corporation	$2,899,425
39,612	Kinder Morgan, Inc.	1,399,492
5,300	Marathon Oil Corporation	162,498
17,150	Marathon Petroleum Corporation	1,080,450
900	Murphy Oil Corporation	53,595
1,300	Peabody Energy Corporation	34,593
5,050	Phillips 66	268,155
4,000	Pioneer Natural Resources Company	426,360
4,200	QEP Resources Inc.	127,134
2,500	Range Resources Corporation	157,075
1,700	Southwestern Energy Company, (2)	56,797
46,400	Spectra Energy Corporation	1,270,432
50,400	Tesoro Corporation	2,220,120
47,300	Valero Energy Corporation	1,613,876
71,300	Williams Companies, Inc.	2,334,362
	Total Oil, Gas & Consumable Fuels	16,625,983
	Paper & Forest Products – 0.1%
4,700	International Paper Company	187,248
	Personal Products – 0.4%
14,400	Estee Lauder Companies Inc., Class A	861,984
	Pharmaceuticals – 1.6%
58,800	Bristol-Myers Squibb Company	1,916,292
7,400	Eli Lilly and Company	364,968
3,000	Hospira Inc.	93,720
18,932	Merck & Company Inc.	775,076
2,400	Pfizer Inc.	60,192
6,400	Watson Pharmaceuticals Inc.	550,400
	Total Pharmaceuticals	3,760,648
	Professional Services – 1.1%
9,900	Dun and Bradstreet Inc.	778,635
32,200	Equifax Inc.	1,742,664
	Total Professional Services	2,521,299
	Real Estate Investment Trust (REIT) – 2.7%
15,100	American Tower REIT Inc.	1,166,777
600	AvalonBay Communities, Inc.	81,354
400	Boston Properties, Inc.	42,324
10,200	Health Care Property Investors Inc.	460,836
1,900	Health Care REIT, Inc.	116,451
2,900	Kimco Realty Corporation	56,028
6,800	Public Storage, Inc.	985,728
8,800	Simon Property Group, Inc.	1,391,192
8,200	Ventas Inc.	530,704
58,100	Weyerhaeuser Company	1,616,342
	Total Real Estate Investment Trust	6,447,736
	Real Estate Management & Development – 0.0%
3,200	CBRE Group Inc., (2)	63,680
	Road & Rail – 0.3%
6,700	CSX Corporation	132,191
1,300	Norfolk Southern Corporation	80,392
3,200	Union Pacific Corporation	402,304
	Total Road & Rail	614,887

Nuveen Investments

Shares	Description (1)	Value
	Semiconductors & Equipment – 0.3%
1,400	Analog Devices, Inc.	$58,884
1,800	First Solar Inc., (2)	55,584
3,500	KLA-Tencor Corporation	167,160
47,200	LSI Logic Corporation, (2)	334,176
2,100	Microchip Technology Incorporated	68,439
3,200	Micron Technology, Inc.	20,320
6,400	NVIDIA Corporation	78,656
	Total Semiconductors & Equipment	783,219
	Software – 1.9%
4,900	Adobe Systems Incorporated, (2)	184,632
66,000	CA Inc.	1,450,680
12,100	Intuit, Inc.	719,950
26,900	Microsoft Corporation	719,037
9,700	Oracle Corporation	323,204
14,600	Red Hat, Inc.	773,216
1,000	Salesforce.com, Inc., (2)	168,100
3,000	Symantec Corporation	56,430
	Total Software	4,395,249
	Specialty Retail – 10.7%
7,200	AutoNation Inc., (2)	285,840
2,400	AutoZone, Inc., (2)	850,632
61,800	Gap, Inc.	1,918,272
118,700	Home Depot, Inc.	7,341,595
3,500	Limited Brands, Inc.	164,710
73,200	Lowe's Companies, Inc.	2,600,064
6,600	O'Reilly Automotive Inc., (2)	590,172
13,000	PetSmart Inc.	888,420
63,900	Ross Stores, Inc.	3,460,185
164,400	TJX Companies, Inc.	6,978,780
7,100	Urban Outfitters, Inc., (2)	279,456
	Total Specialty Retail	25,358,126
	Textiles, Apparel & Luxury Goods – 0.3%
4,000	VF Corporation	603,880
	Thrifts & Mortgage Finance – 0.0%
14,400	Hudson City Bancorp, Inc.	117,072
	Tobacco – 2.3%
50,600	Altria Group, Inc.	1,589,852
2,600	Lorillard Inc.	303,342
26,600	Philip Morris International	2,224,824
30,600	Reynolds American Inc.	1,267,758
	Total Tobacco	5,385,776
	Trading Companies & Distributors – 2.7%
52,100	Fastenal Company	2,432,549
19,000	W.W. Grainger, Inc.	3,845,030
	Total Trading Companies & Distributors	6,277,579
	Wireless Telecommunication Services – 1.8%
30,000	Crown Castle International Corporation, (2)	2,164,800
360,400	Sprint Nextel Corporation, (2)	2,043,468
	Total Wireless Telecommunication Services	4,208,268
	Total Common Stocks (cost $193,534,739)	231,857,248

Nuveen Investments

JCE

Nuveen Core Equity Alpha Fund (continued)

Portfolio of INVESTMENTS December 31, 2012

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value
	Short-Term Investments – 2.0%
	Repurchase Agreements – 1.0%
$2,259	Repurchase Agreement with State Street Bank, dated 12/31/12, repurchase price $2,258,647, collateralized by $2,210,000 U.S. Treasury Notes, 1.500%, due 7/31/16, value $2,304,931	0.010%	1/02/13	N/A	$2,258,646
	U.S. Government and Agency Obligations – 1.0%
2,500	U.S. Treasury Bills, (4)	0.000%	2/21/13	Aaa	2,499,895
$4,759	Total Short-Term Investments (cost $4,757,464)				4,758,541
	Total Investments (cost $198,292,203) – 100.1%				236,615,789
	Other Assets Less Liabilities – (0.1)% (5)				(177,491)
	Net Assets – 100%				$236,438,298

Investments in Derivatives as of December 31, 2012

Call Options Written outstanding:

Number of Contracts	Type	Notional Amount		Expiration Date	Strike Price	Value (5)
	Call Options – (0.1)% (8)
(328,016)	Custom Basket 3 NASDAQ	$(32,801,575	) (6)	1/31/13	$105.0000	$(31,719)
(210)	S&P 400 Midcap Index	(21,588,403	) (7)	1/04/13	1,028.0192	(94,282)
(250)	S&P 400 Midcap Index	(26,070,460	) (7)	1/07/13	1,042.8184	(55,901)
(270)	S&P 400 Midcap Index	(28,379,430	) (7)	1/15/13	1,051.0900	(89,171)
(328,746)	Total Call Options Written (premiums received $340,109)	$(108,839,868)				$(271,073)

Future Contracts outstanding:

Type	Contract Position	Number of Contracts	Contract Expiration	Notional Value	Unrealized Appreciation (Depreciation)
S&P 500 Index	Long	60	3/13	$4,260,300	$(22,980)

    For Fund portfolio compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

  (1)  All percentages shown in the Portfolio of Investments are based on net assets.

  (2)  Non-income producing; issuer has not declared a dividend within the past twelve months.

  (3)  Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor's Group ("Standard & Poor's"), Moody's Investors Service, Inc. ("Moody's") or Fitch, Inc. ("Fitch") rating. Ratings below BBB by Standard & Poor's, Baa by Moody's or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

  (4)  Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in derivatives.

  (5)  Other Assets Less Liabilities includes the Value of certain derivative instruments as listed within Investments in Derivatives as of the end of the reporting period.

  (6)  For disclosure purposes, Notional Amount is calculated by multiplying the Number of Contracts by $100.

  (7)  For disclosure purposes, Notional Amount is calculated by multiplying the Number of Contracts by the Strike Price by 100.

  (8)  Refer to Fund's investment objective as described within Footnote 1—Summary of Significant Accounting Policies for further information.

  ADR  American Depositary Receipt.

  N/A  Not applicable.

See accompanying notes to financial statements.

Nuveen Investments

Statement of

ASSETS & LIABILITIES

December 31, 2012

Assets
Investments, at value (cost $198,292,203)	$236,615,789
Receivables:
Dividends	256,539
Variation margin on futures contracts	108,300
Other assets	14,690
Total assets	236,995,318
Liabilites
Call options written, at value (premium received $340,109)	271,073
Accrued expenses:
Management fees	184,459
Trustees fees	14,571
Other	86,917
Total liabilities	557,020
Net assets	$236,438,298
Shares outstanding	16,021,686
Net asset value per share outstanding	$14.76
Net assets consist of:
Shares, $.01 par value per share	$160,217
Paid-in surplus	206,564,365
Undistributed (Over-distribution of) net investment income	(13,244)
Accumulated net realized gain (loss)	(8,642,682)
Net unrealized appreciation (depreciation)	38,369,642
Net assets	$236,438,298
Authorized shares	Unlimited

See accompanying notes to financial statements.

Nuveen Investments

Statement of

OPERATIONS

Year Ended December 31, 2012

Investment Income
Dividends (net of foreign tax withheld of $2,788)	$5,157,901
Interest	2,035
Total investment income	5,159,936
Expenses
Management fees	2,171,150
Shareholder servicing agent fees and expenses	778
Custodian fees and expenses	74,669
Trustees fees and expenses	6,640
Professional fees	45,293
Shareholder reporting expenses	80,105
Stock exchange listing fees	8,453
Investor relations expense	49,956
Other expenses	44,902
Total expenses	2,481,946
Net investment income (loss)	2,677,990
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments and foreign currency	21,875,589
Call options written	(667,563)
Futures contracts	1,454,458
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	6,151,725
Call options written	(42,361)
Futures contracts	(169,168)
Net realized and unrealized gain (loss)	28,602,680
Net increase (decrease) in net assets from operations	$31,280,670

See accompanying notes to financial statements.

Nuveen Investments

Statement of

CHANGES in NET ASSETS

	Year Ended 12/31/12	Year Ended 12/31/11
Operations
Net investment income (loss)	$2,677,990	$1,568,492
Net realized gain (loss) from:
Investments and foreign currency	21,875,589	16,514,619
Call options written	(667,563)	3,471,517
Futures contracts	1,454,458	97,313
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	6,151,725	(7,358,615)
Call options written	(42,361)	303,752
Futures contracts	(169,168)	40,000
Net increase (decrease) in net assets from operations	31,280,670	14,637,078
Distributions to Shareholders
From net investment income	(17,303,421)	(17,306,121)
Decrease in net assets from distributions to shareholders	(17,303,421)	(17,306,121)
Capital Share Transactions
Cost of shares repurchased and retired	—	(56,559)
Net increase (decrease) in net assets from capital share transactions	—	(56,559)
Net increase (decrease) in net assets	13,977,249	(2,725,602)
Net assets at the beginning of period	222,461,049	225,186,651
Net assets at the end of period	$236,438,298	$222,461,049
Undistributed (Over-distribution of) net investment income at the end of period	$(13,244)	$(10,666)

See accompanying notes to financial statements.

Nuveen Investments

Financial

HIGHLIGHTS

Selected data for a share outstanding throughout each period:

	Investment Operations				Less Distributions
	Beginning Net Asset Value	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accum- ulated Net Realized Gains	Return of Capital	Total	Discount from Shares Repurchased and Retired
Year Ended 12/31:
2012	$13.88	$.17	$1.79	$1.96	$(1.08)	$—	$—	$(1.08)	$—
2011	14.05	.10	.81	0.91	(1.08)	—	—	(1.08)	—	*
2010	13.18	.10	1.87	1.97	(.92)	—	(.18)	(1.10)	—	*
2009	11.74	.14	2.38	2.52	(.15)	—	(.95)	(1.10)	.02
2008	18.72	.16	(5.65)	(5.49)	(.16)	—	(1.34)	(1.50)	.01

Nuveen Investments

							Ratios/Supplemental Data
					Total Returns			Ratios to Average Net Assets
	Offering Costs		Ending Net Asset Value	Ending Market Value	Based on Market Value(b)	Based on Net Asset Value(b)	Ending Net Assets (000)	Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate
Year Ended 12/31:
2012	$—		$14.76	$13.35	15.81%	14.28%	$236,438	1.05%	1.14%	77%
2011	—		13.88	12.47	3.11	6.70	222,461	1.05	.69	67
2010	—		14.05	13.12	17.25	15.82	225,187	1.11	.73	131
2009	—	*	13.18	12.21	41.27	23.16	211,367	1.15	1.20	112
2008	—	*	11.74	9.61	(34.06)	(30.84)	191,180	1.11	1.04	51

(a)  Per share Net Investment Income (Loss) is calculated using the average daily shares method.

(b)  Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

  Total Return Based on Net Asset Value is the combination of changes in net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund's market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

*  Rounds to less than $.01 per share.

See accompanying notes to financial statements.

Nuveen Investments

Notes to

FINANCIAL STATEMENTS

1. General Information and Significant Accounting Policies

General Information

Nuveen Core Equity Alpha Fund (the "Fund") is a diversified, closed-end registered investment company registered under the Investment Company Act of 1940, as amended. The Fund's shares are listed on the New York Stock Exchange and trade under the ticker symbol "JCE." The Fund was organized as a Massachusetts business trust on January 9, 2007.

On December 31, 2012, the Fund's investment adviser converted from a Delaware corporation to a Delaware limited liability company. As a result, Nuveen Fund Advisors, Inc., a wholly-owned subsidiary of Nuveen Investments, Inc. ("Nuveen"), changed its name to Nuveen Fund Advisors, LLC (the "Adviser"). There were no changes to the identities or roles of any personnel as a result of the change.

The Fund's investment objective is to provide an attractive level of total return, primarily through long-term capital appreciation and secondarily through income and gains. The Fund will invest in a portfolio of common stocks selected from among the 500 stocks comprising the S&P 500® Index, using a proprietary mathematical process designed by one of the Fund's sub-advisers INTECH Investment Management LLC ("INTECH"), an independently managed indirect subsidiary of Janus Capital Group Inc., to select large cap, core equity securities and will also employ innovative risk reduction techniques. Typically, the Fund's equity portfolio will hold 150-450 stocks included in the S&P 500® Index. The Fund will also employ an option strategy that seeks to enhance the Fund's risk-adjusted performance over time through a meaningful reduction in the volatility of the Fund's returns relative to the returns of the S&P 500® Index. The Fund expects to write (sell) call options primarily on custom baskets of stocks that seek to track the return of the S&P 500® Index within parameters determined by Nuveen Asset Management, LLC ("NAM"), a wholly-owned subsidiary of the Adviser. A custom basket call option is an option whose value is linked to the market value of a portfolio of underlying stocks. In designing the custom basket call options, NAM will seek to minimize the difference between the returns of the stocks underlying the custom basket versus the S&P 500® Index. The Fund may also write call options on stock indexes or exchange-traded funds (commonly referred to as "ETFs"), when NAM believes such techniques are likely to be more efficient or effective than writing custom basket call options. The Fund normally will hold a small number of written custom basket call option positions with expirations generally of 60 days or less. The Fund expects that most call options in the Option Strategy will be slightly "out-of-the-money" (i.e., the exercise price is above the current level of the cash value of the stocks underlying the custom basket call options) at the time they are written. By employing custom basket call options primarily (rather than options on indexes), NAM expects that it will be better able to limit the overlap between the underlying common stocks included in each custom basket and the Fund's portfolio of common stocks, which in turn helps enable the Fund to avoid tax straddles, which would potentially have negative tax implications and require the Fund to bear substantially greater accounting and administrative costs.

Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with U.S. generally accepted accounting principles ("U.S. GAAP").

Investment Valuation

Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1 for fair value measurement purposes. Securities primarily traded on the NASDAQ National Market ("NASDAQ") are valued, except as indicated below, at the NASDAQ Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or NASDAQ for which there were no transactions on a given day or securities not listed on a securities exchange or NASDAQ are valued at the quoted bid price and are generally classified as Level 2.

Prices of fixed-income securities are provided by a pricing service approved by the Fund's Board of Trustees. These securities are generally classified as Level 2. The pricing service establishes a security's fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor's credit characteristics considered relevant. In pricing certain securities, particularly less

Nuveen Investments

liquid and lower quality securities, the pricing service may consider information about a security, its issuer, or market activity provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.

Index options are valued at the average of the closing bid and asked quotations. The close of trading of index options traded on the Chicago Board Options Exchange normally occurs at 4:15 Eastern Time (ET), which is different from the normal 4:00 ET close of the NYSE (the time of day as of which each Fund's NAV is calculated). Under normal market circumstances, closing index option quotations are considered to reflect the index option contract values as of the close of the NYSE and will be used to value the option contracts. However, a significant change in the S&P 500 or NASDAQ-100 futures contracts between the NYSE close and the options market close will be considered as an indication that closing market quotations for index options do not reflect the value of the contracts as of the stock market close. In the event of such a significant change, the Funds' Board of Directors or its designee will determine a value for the options. Any such valuation will likely take into account any information that may be available about the actual trading price of the affected option as of 4:00 ET, and if no such information is reliably available, the valuation of the option may take into account various option pricing methodologies, as determined to be appropriate under the circumstances. Index options are generally classified as Level 1.

The value of exchange-traded options are based on the mean of the closing bid and ask prices. Futures contracts are valued using the closing settlement price or, in the absence of such a price, the last traded price. Exchange-traded options and futures contracts are generally classified as Level 1. Options traded in the over-the-counter market are valued using an evaluated mean price and are generally classified as Level 2.

Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. These securities are generally classified as Level 2.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Fund's Board of Trustees or its designee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund's net asset value (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security's fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor's credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Fund's Board of Trustees or its designee.

Refer to Footnote 2—Fair Value Measurements for further details on the leveling of securities held by the Fund as of the end of the reporting period.

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes.

Investment Income

Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income is recorded on an accrual basis.

Income Taxes

The Fund intends to distribute substantially all of its investment company taxable income to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. In any year when the Fund realizes net capital gains, the Fund may choose to distribute all or a portion of its net capital gains to shareholders, or alternatively, to retain all or a portion of its net capital gains and pay federal corporate income taxes on such retained gains.

For all open tax years and all major taxing jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Nuveen Investments

Notes to

FINANCIAL STATEMENTS (continued)

Dividends and Distributions to Shareholders

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

The Fund makes quarterly cash distributions to shareholders of a stated dollar amount per share. Subject to approval and oversight by the Fund's Board of Trustees, the Fund seeks to maintain a stable distribution level designed to deliver the long-term return potential of the Fund's investment strategy through regular quarterly distributions (a "Managed Distribution Program"). Total distributions during a calendar year generally will be made from the Fund's net investment income, net realized capital gains and net unrealized capital gains in the Fund's portfolio, if any. The portion of distributions paid attributed to net unrealized gains, if any, is distributed from the Fund's assets and is treated by shareholders as a non-taxable distribution ("Return of Capital") for tax purposes. In the event that total distributions during a calendar year exceed the Fund's total return on net asset value, the difference will reduce net asset value per share. If the Fund's total return on net asset value exceeds total distributions during a calendar year, the excess will be reflected as an increase in net asset value per share. The final determination of the source and character of all distributions for the fiscal year are made after the end of the fiscal year and are reflected in the financial statements contained in the annual report as of December 31 each year.

The actual character of distributions made by the Fund during the fiscal years ended December 31, 2012, and December 31, 2011, is reflected in the accompanying financial statements.

Foreign Currency Transactions

The Fund is authorized to engage in foreign currency exchange transactions, including forward foreign currency exchange, futures, options and swap contracts. To the extent that the Fund invests in securities and/or contracts that are denominated in a currency other than U.S. dollars, the Fund will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Fund's investments denominated in that currency will lose value because its currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions.

The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, assets and liabilities are translated into U.S. dollars at 4:00 p.m. Eastern Time. Investment transactions, income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received.

The realized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with other assets and liabilities on investments are recognized as a component of "Net realized gain (loss) from investments and foreign currency" on the Statement of Operations, when applicable.

The unrealized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with other assets and liabilities on investments are recognized as a component of "Change in net unrealized appreciation (depreciation) of investments and foreign currency" on the Statement of Operations, when applicable. The unrealized gains and losses resulting from changes in foreign exchange rates associated with forward foreign currency exchange contracts, futures, options purchased, options written and swaps are recognized as a component of "Change in net unrealized appreciation (depreciation) of forward foreign currency exchange contracts, futures, options purchased, options written and swap contracts," respectively, on the Statement of Operations, when applicable.

Futures Contracts

The Fund is subject to equity price risk in the normal course of pursuing its investment objectives and is authorized to invest in futures contracts in an attempt to manage such risk. Upon entering into a futures contract, the Fund is required to deposit with the broker an

Nuveen Investments

amount of cash or liquid securities equal to a specified percentage of the contract amount. This is known as the "initial margin." Cash held by the broker to cover initial margin requirements on open futures contracts, if any, is recognized as "Deposits with brokers for open futures contracts" on the Statement of Assets and Liabilities. Subsequent payments ("variation margin") are made or received by the Fund each day, depending on the daily fluctuation of the value of the contract. Variation margin is recognized as a receivable or payable for "Variation margin on futures contracts" on the Statement of Assets and Liabilities, when applicable.

During the period the futures contract is open, changes in the value of the contract are recognized as an unrealized gain or loss by "marking-to-market" on a daily basis to reflect the changes in market value of the contract, which is recognized as a component of "Change in net unrealized appreciation (depreciation) of futures contracts" on the Statement of Operations. When the contract is closed or expired, the Fund records a realized gain or loss equal to the difference between the value of the contract on the closing date and value of the contract when originally entered into, which is recognized as a component of "Net realized gain (loss) from futures contracts" on the Statement of Operations.

Risks of investments in futures contracts include the possible adverse movement in the price of the securities or indices underlying the contracts, the possibility that there may not be a liquid secondary market for the contracts and/or that a change in the value of the contract may not correlate with a change in the value of the underlying securities or indices.

During the fiscal year ended December 31, 2012, the Fund purchased equity futures contracts to gain equity market exposure where the portfolio holds cash.

The average number of futures contracts outstanding during the fiscal year ended December 31, 2012, was 97. The average number of outstanding contracts is calculated based on the outstanding contracts at the beginning of the fiscal year and at the end of each fiscal quarter within the current fiscal year. Refer to Footnote 3—Derivative Instruments and Hedging Activities for further details on futures contract activity.

Options Transactions

The Fund is subject to equity price risk in the normal course of pursuing its investment objectives and is authorized to write (sell) call options, primarily on custom baskets of securities, in an attempt to manage such risk. When the Fund writes a call option, an amount equal to the net premium received (the premium less commission) is recognized as a component of "Call options written, at value" on the Statement of Asset and Liabilities and is subsequently adjusted to reflect the current value of the written option until the option expires or the Fund enters into a closing purchase transaction. The changes in value of the options during the reporting period are recognized as a component of "Change in net unrealized appreciation (depreciation) of call options written" on the Statement of Operations. When a call option expires or the Fund enters into a closing purchase transaction, the difference between the net premium received and any amount paid at expiration or upon executing a closing purchase transaction, including commission, is recognized as a component of "Net realized gain (loss) from call options written" on the Statements of Operations. The Fund, as writer of a call option, has no control over whether the underlying instrument may be sold (called) and as a result bears the risk of an unfavorable change in the market value of the instrument or index underlying the written option. There is also the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

During the fiscal year ended December 31, 2012, the Fund continued to write call options on a basket of stocks and on stock indexes while investing in a portfolio of equities, to enhance returns while foregoing some upside potential of its equity portfolio.

The average notional amount of call options written during the fiscal year ended December 31, 2012, was $78,441,756. The average notional amount is calculated based on the outstanding notional at the beginning of the fiscal year and at the end of each fiscal quarter within the current fiscal year. Refer to Footnote 3—Derivative Instruments and Hedging Activities and Footnote 5—Investment Transactions for further details on call options written.

Market and Counterparty Credit Risk

In the normal course of business the Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose the Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of the Fund's exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities. Futures contracts, when applicable, expose the Fund to minimal counterparty credit risk as they are exchange traded and the exchange's clearinghouse, which is counterparty to all exchange traded futures, guarantees the futures contracts against default.

The Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of the Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when the Fund has an unrealized loss, the Fund has instructed the custodian to pledge assets of the Fund as collateral with a value

Nuveen Investments

Notes to

FINANCIAL STATEMENTS (continued)

approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the predetermined threshold amount.

Repurchase Agreements

In connection with transactions in repurchase agreements, it is the Fund's policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

Zero Coupon Securities

The Fund is authorized to invest in zero coupon securities. A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Indemnifications

Under the Fund's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide general indemnifications to other parties. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Fair Value Measurements

Fair value is defined as the price that the Fund would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 —  Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.

Level 2 —  Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 —  Prices are determined using significant unobservable inputs (including management's assumptions in determining the fair value of investments).

Nuveen Investments

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of the Fund's fair value measurements as of the end of the reporting period:

	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Common Stocks	$231,857,248	$—	$—	$231,857,248
Short-Term Investments:
Repurchase Agreements	—	2,258,646	—	2,258,646
U.S. Government and Agency Obligations	—	2,499,895	—	2,499,895
Derivatives:
Call Options Written	(239,354)	(31,719)	—	(271,073)
Futures Contracts**	(22,980)	—	—	(22,980)
Total	$231,594,914	$4,726,822	$—	$236,321,736

*  Refer to the Fund's Portfolio of Investments for industry classifications.

**  Represents net unrealized appreciation (depreciation) as reported in the Fund's Portfolio of Investments.

The Nuveen funds' Board of Directors/Trustees is responsible for the valuation process and has delegated the oversight of the daily valuation process to the Adviser's Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board of Directors/Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the funds' pricing policies, and reporting to the Board of Directors/Trustees. The Valuation Committee is aided in its efforts by the Adviser's dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the funds, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer's financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts' research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors/Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board of Directors/Trustees.

3. Derivative Instruments and Hedging Activities

The Fund records derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Fund's investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes. For additional information on the derivative instruments in which the Fund was invested during and at the end of the reporting period, refer to the Portfolio of Investments, Financial Statements and Footnote 1—General Information and Significant Accounting Policies.

The following table presents the fair value of all derivative instruments held by the Fund as of December 31, 2012, the location of these instruments on the Statement of Assets and Liabilities, and the primary underlying risk exposure.

		Location on the Statement of Assets and Liabilities
Underlying	Derivative	Asset Derivatives		Liability Derivatives
Risk Exposure	Instrument	Location	Value	Location	Value
Equity Price	Futures contracts	Receivable for variation margin on futures contracts*	$(22,980)	—	$—
Equity Price	Options	—	—	Call options written, at value	(271,073)
Total			$(22,980)		$(271,073)

*  Value represents unrealized appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments and not the deposits with brokers, if any, or the receivable or payable for variation margin presented on the Statement of Assets and Liabilities.

Nuveen Investments

Notes to

FINANCIAL STATEMENTS (continued)

The following tables present the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized for the year ended December 31, 2012, on derivative instruments, as well as the primary risk exposure associated with each.

Net Realized Gain (Loss) from Call Options Written
Risk Exposure
Equity Price	$(667,563)
Net Realized Gain (Loss) from Futures Contracts
Risk Exposure
Equity Price	$1,454,458
Change in Net Unrealized Appreciation (Depreciation) of Call Options Written
Risk Exposure
Equity Price	$(42,361)
Change in Net Unrealized Appreciation (Depreciation) of Futures Contracts
Risk Exposure
Equity Price	$(169,168)

4. Fund Shares

Transactions in shares were as follows:

	Year Ended 12/31/12	Year Ended 12/31/11
Shares repurchased and retired	—	(5,000)
Weighted average:
Price per share repurchased and retired	$—	$11.29
Discount per share repurchased and retired	—	15.92%

5. Investment Transactions

Purchases and sales (excluding short-term investments and derivative transactions) during the fiscal year ended December 31, 2012, aggregated $180,992,856 and $193,494,181, respectively.

Transactions in call options written during the fiscal year ended December 31, 2012, were as follows:

	Number of Contracts	Premiums Received
Outstanding, beginning of period	795,335	$965,140
Call options written	5,195,107	3,369,154
Call options terminated in closing purchase transactions	(1,826,734)	(1,638,512)
Call options expired	(3,834,962)	(2,355,673)
Outstanding, end of period	328,746	$340,109

6. Income Tax Information

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions and the recognition of unrealized gain or loss for tax (mark-to-market) on futures contracts. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset value of the Fund.

Nuveen Investments

As of December 31, 2012, the cost and unrealized appreciation (depreciation) of investments (excluding investments in derivatives), as determined on a federal income tax basis, were as follows:

Cost of investments	$198,402,575
Gross unrealized:
Appreciation	$39,862,953
Depreciation	(1,649,739)
Net unrealized appreciation (depreciation) of investments	$38,213,214

Permanent differences, primarily due to Real Estate Investment Trust (REIT) adjustments, foreign currency reclasses and tax basis earnings and profit adjustments, resulted in reclassifications among the Fund's components of net assets at December 31, 2012, the Fund's tax year-end, as follows:

Paid-in surplus	$(14,592,543)
Undistributed (Over-distribution of) net investment income	14,622,853
Accumulated net realized gain (loss)	(30,310)

The tax components of undistributed net ordinary income and net long-term capital gains at December 31, 2012, the Fund's tax year end, were as follows:

Undistributed net ordinary income	$—
Undistributed net long-term capital gains	—

The tax character of distributions paid during the Fund's tax years ended December 31, 2012 and December 31, 2011, was designated for purposes of the dividends paid deduction as follows:

2012
Distributions from net ordinary income *	$17,303,421
Distributions from net long-term capital gains	—
2011
Distributions from net ordinary income *	$17,306,121
Distributions from net long-term capital gains	—

*  Net ordinary income consists of net taxable income derived from dividends and interest, and current year earnings and profits attributable to realized gains.

At December 31, 2012, the Fund's tax year end, the Fund had an unused capital loss carryforward available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

Expiration:
December 31, 2017	$7,862,176

During the tax year ended December 31, 2012, the Fund utilized $22,232,516 of its capital loss carryforwards.

Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred by the Fund after December 31, 2010 will not be subject to expiration. During the Fund's tax year ended December 31, 2012, there were no post-enactment capital losses generated.

The Fund has elected to defer losses incurred from November 1, 2012 through December 31, 2012, the Fund's tax year end, in accordance with federal income tax rules. These losses are treated as having arisen on the first day of the following fiscal year. The Fund has elected to defer losses as follows:

Post-October capital losses	$659,694
Late-year ordinary losses	—

7. Management Fees and Other Transactions with Affiliates

The Fund's management fee consists of two components—a fund-level fee, based only on the amount of assets within the Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables Fund shareholders to benefit from growth in the assets within the Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee, payable monthly, is calculated according to the following schedule:

Average Daily Managed Assets*	Fund-Level Fee Rate
For the first $500 million	.7500%
For the next $500 million	.7250
For the next $500 million	.7000
For the next $500 million	.6750
For managed assets over $2 billion	.6500

Nuveen Investments

Notes to

FINANCIAL STATEMENTS (continued)

The annual complex-level fee, payable monthly, is calculated according to the following schedule:

Complex-Level Managed Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1691
$125 billion	.1599
$200 billion	.1505
$250 billion	.1469
$300 billion	.1445

*  For the fund-level and complex-level fees, managed assets include closed-end fund assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes the funds' use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust's issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen Funds that constitute "eligible assets." Eligible assets do not include assets attributable to investments in other Nuveen Funds and assets in excess of $2 billion added to the Nuveen Fund complex in connection with the Adviser's assumption of the management of the former First American Funds effective January 1, 2011. As of December 31, 2012, the complex-level fee rate for the Fund was .1684%.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Adviser is responsible for the Fund's overall strategy and asset allocation decisions. The Adviser has entered into sub-advisory agreements with INTECH and Nuveen Asset Management, LLC. INTECH and Nuveen Asset Management, LLC are compensated for their services to the Fund from the management fees paid to the Adviser.

The Fund pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Fund from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen advised funds.

8. New Accounting Pronouncements

Financial Accounting Standards Board ("FASB") Balance Sheet (Topic 210): Disclosures about Offsetting Assets and Liabilities
In December 2011, the FASB issued Accounting Standards Update ("ASU") No. 2011-11 ("ASU No. 2011-11") to enhance disclosures about financial instruments and derivative instruments that are subject to offsetting ("netting") on the Statement of Assets and Liabilities. This information will enable users of the entity's financial statements to evaluate the effect or potential effect of netting arrangements on the entity's financial position. ASU No. 2011-11 is effective prospectively during interim or annual periods beginning on or after January 1, 2013. At this time, management is evaluating the implications of this guidance and the impact it will have to the financial statements amounts and footnote disclosures, if any.

Nuveen Investments

Board Members & Officers (Unaudited)

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the board members of the Funds. The number of board members of the Funds is currently set at ten. None of the board members who are not "interested" persons of the Funds (referred to herein as "independent board members") has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the board members and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

Name, Birthdate & Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term(1)	Principal Occupation(s) including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member
Independent Board Members:
■ROBERT P. BREMNER
8/22/40 333 W. Wacker Drive Chicago, IL 60606	Chairman of the Board and Board Member	1996 Class III	Private Investor and Management Consultant; Treasurer and Director, Humanities Council of Washington, D.C.; Board Member, Independent Directors Council affiliated with the Investment Company Institute.	216
■JACK B. EVANS
10/22/48 333 W. Wacker Drive Chicago, IL 60606	Board Member	1999 Class III	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Director and Chairman, United Fire Group, a publicly held company; member of the Board of Regents for the State of Iowa University System; Director, Source Media Group; Life Trustee of Coe College and the Iowa College Foundation; formerly, Director, Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	216
■WILLIAM C. HUNTER
3/6/48 333 W. Wacker Drive Chicago, IL 60606	Board Member	2004 Class I

Dean Emeritus (since June 30, 2012), formerly, Dean, Tippie College of Business, University of Iowa (2006-2012); Director (since 2004) of Xerox Corporation; Director (since 2005), and President (since July 2012) Beta Gamma Sigma, Inc., The International Honor Society; Director of Wellmark, Inc. (since 2009); formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at Georgetown University.

				216

Nuveen Investments

Board Members & Officers (Unaudited) (continued)

Name, Birthdate & Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term(1)	Principal Occupation(s) including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member
Independent Board Members (continued):
■DAVID J. KUNDERT
10/28/42 333 W. Wacker Drive Chicago, IL 60606	Board Member	2005 Class II

Director, Northwestern Mutual Wealth Management Company; retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Banc One Corporation and Chairman and CEO, Banc One Investment Management Group; Regent Emeritus, Member of Investment Committee, Luther College; member of the Wisconsin Bar Association; member of Board of Directors, Friends of Boerner Botanical Gardens; member of Board of Directors and Chair of Investment Committee, Greater Milwaukee Foundation; member of the Board of Directors (Milwaukee), College Possible.

				216
■WILLIAM J. SCHNEIDER
9/24/44 333 W. Wacker Drive Chicago, IL 60606	Board Member	1996 Class III	Chairman of Miller-Valentine Partners Ltd., a real estate investment company; formerly, Senior Partner and Chief Operating Officer (retired 2004) of Miller-Valentine Group; member, University of Dayton Business School Advisory Council; member, Mid-America Health System Board; formerly, member and chair, Dayton Philharmonic Orchestra Association; formerly, member, Business Advisory Council, Cleveland Federal Reserve Bank.	216
■JUDITH M. STOCKDALE
12/29/47 333 W. Wacker Drive Chicago, IL 60606	Board Member	1997 Class I	Formerly, Executive Director (1994-2012), Gaylord and Dorothy Donnelley Foundation (since 1994); prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	216
■CAROLE E. STONE
6/28/47 333 W. Wacker Drive Chicago, IL 60606	Board Member	2007 Class I	Director, Chicago Board Options Exchange (since 2006); Director, C2 Options Exchange, Incorporated (since 2009); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010); formerly, Chair, New York Racing Association Reform (2005-2010); formerly, Chair, New York Racing Association Oversight Board (2005-2007).	216
■VIRGINIA L. STRINGER
8/16/44 333 W. Wacker Drive Chicago, IL 60606	Board Member	2011 Class I	Board Member, Mutual Fund Directors Forum; former governance consultant and non-profit board member; former Owner and President, Strategic Management Resources, Inc. a management consulting firm; former Member, Governing Board, Investment Company Institute's Independent Directors Council; previously, held several executive positions in general management, marketing and human resources at IBM and The Pillsbury Company; Independent Director, First American Fund Complex (1987-2010) and Chair (1997-2010).	216

Nuveen Investments

Name, Birthdate & Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term(1)	Principal Occupation(s) including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member
Independent Board Members (continued):
■TERENCE J. TOTH
9/29/59 333 W. Wacker Drive Chicago, IL 60606	Board Member	2008 Class II

Director, Legal & General Investment Management America, Inc. (since 2008); Managing Partner, Promus Capital (since 2008); formerly, CEO and President, Northern Trust Global Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); member: Chicago Fellowship Board (since 2005), Catalyst Schools of Chicago Board (since 2008) and Mather Foundation Board (since 2012), and a member of its investment committee; formerly, Member, Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).

				216
Interested Board Member:
■JOHN P. AMBOIAN(2)
6/14/61 333 W. Wacker Drive Chicago, IL 60606	Board Member	2008 Class II	Chief Executive Officer and Chairman (since 2007) and Director (since 1999) of Nuveen Investments, Inc., formerly, President (1999-2007); Chief Executive Officer (since 2007) of Nuveen Investments Advisers, Inc.; Director (since 1998) formerly, Chief Executive Officer (2007-2010) of Nuveen Fund Advisors, LLC.	216
Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed(3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Officers of the Funds:
■GIFFORD R. ZIMMERMAN
9/9/56 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	1988

Managing Director (since 2002), and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Managing Director, Associate General Counsel and Assistant Secretary, of Symphony Asset Management LLC (since 2003); Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002), Nuveen Investments Advisers Inc. (since 2002), Santa Barbara Asset Management, LLC (since 2006), and of Winslow Capital Management, LLC, (since 2010); Chief Administrative Officer and Chief Compliance Officer (since 2006) of Nuveen Commodities Asset Management, LLC; Chartered Financial Analyst.

				216

Nuveen Investments

Board Members & Officers (Unaudited) (continued)

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed(3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Officers of the Funds (continued):
■WILLIAM ADAMS IV
6/9/55 333 W. Wacker Drive Chicago, IL 60606	Vice President	2007	Senior Executive Vice President, Global Structured Products (since 2010), formerly, Executive Vice President (1999-2010) of Nuveen Securities, LLC; Co-President of Nuveen Fund Advisors, LLC (since 2011); President (since 2011), formerly, Managing Director (2010-2011) of Nuveen Commodities Asset Management, LLC.	116
■CEDRIC H. ANTOSIEWICZ
1/11/62 333 W. Wacker Drive Chicago, IL 60606	Vice President	2007	Managing Director of Nuveen Securities, LLC.	116
■MARGO L. COOK
4/11/64 333 W. Wacker Drive Chicago, IL 60606	Vice President	2009	Executive Vice President (since 2008) of Nuveen Investments, Inc. and of Nuveen Fund Advisors, LLC (since 2011); Managing Director-Investment Services of Nuveen Commodities Asset Management, LLC (since August 2011), previously, Head of Institutional Asset Management (2007-2008) of Bear Stearns Asset Management; Head of Institutional Asset Management (1986-2007) of Bank of NY Mellon; Chartered Financial Analyst.	216
■LORNA C. FERGUSON
10/24/45 333 W. Wacker Drive Chicago, IL 60606	Vice President	1998	Managing Director (since 2005) of Nuveen Fund Advisors, LLC and Nuveen Securities, LLC (since 2004).	216
■STEPHEN D. FOY
5/31/54 333 W. Wacker Drive Chicago, IL 60606	Vice President and Controller	1998	Senior Vice President (since 2010), formerly, Vice President (2005-2010) and Funds Controller of Nuveen Securities, LLC; Vice President of Nuveen Fund Advisors, LLC; Chief Financial Officer of Nuveen Commodities Asset Management, LLC (since 2010); Certified Public Accountant.	216
■SCOTT S. GRACE
8/20/70 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	2009

Managing Director, Corporate Finance & Development, Treasurer (since 2009) of Nuveen Securities, LLC; Managing Director and Treasurer (since 2009) of Nuveen Fund Advisors, LLC, Nuveen Investments Advisers, Inc., Nuveen Investments Holdings Inc. and (since 2011) Nuveen Asset Management, LLC; Vice President and Treasurer of NWQ Investment Management Company, LLC, Tradewinds Global Investors, LLC, Symphony Asset Management LLC and Winslow Capital Management, LLC.; Vice President of Santa Barbara Asset Management, LLC; formerly, Treasurer (2006-2009), Senior Vice President (2008-2009), previously, Vice President (2006-2008) of Janus Capital Group, Inc.; formerly, Senior Associate in Morgan Stanley's Global Financial Services Group (2000-2003); Chartered Accountant Designation.

				216

Nuveen Investments

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed(3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Officers of the Funds (continued):
■WALTER M. KELLY
2/24/70 333 W. Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003	Senior Vice President (since 2008) and Assistant Secretary (since 2003) of Nuveen Fund Advisors, LLC; Senior Vice President (since 2008) of Nuveen Investment Holdings, Inc.; formerly, Senior Vice President (2008-2011) of Nuveen Securities, LLC.	216
■TINA M. LAZAR
8/27/61 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	Senior Vice President (since 2010), formerly, Vice President (2005-2010) of Nuveen Fund Advisors, LLC.	216
■KEVIN J. MCCARTHY
3/26/66 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	2007

Managing Director and Assistant Secretary (since 2008), formerly, Vice President (2007-2008), Nuveen Securities, LLC; Managing Director (since 2008), Assistant Secretary (since 2007) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director (since 2008), and Assistant Secretary, Nuveen Investment Holdings, Inc.; Vice President (since 2007) and Assistant Secretary of Nuveen Investments Advisers Inc., NWQ Investment Management Company, LLC, NWQ Holdings, LLC,Symphony Asset Management LLC, Santa Barbara Asset Management,LLC, and of Winslow Capital Management, LLC (since 2010); Vice President and Secretary (since 2010) of Nuveen Commodities Asset Management, LLC; prior thereto, Partner, Bell, Boyd & Lloyd LLP (1997-2007).

				216
■KATHLEEN L. PRUDHOMME
3/30/53 901 Marquette Avenue Minneapolis, MN 55402	Vice President and Assistant Secretary	2011	Managing Director, Assistant Secretary and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director and Assistant Secretary (since 2011) of Nuveen Securities, LLC; formerly, Deputy General Counsel, FAF Advisors, Inc. (2004-2010).	216

(1)  The Board Members serve three year terms. The Board of Trustees is divided into three classes. Class I, Class II, and Class III, with each being elected to serve until the third succeeding annual shareholders' meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed. The first year elected or appointed represents the year in which the board member was first elected or appointed to any fund in the Nuveen Complex.

(2)  Mr. Amboian is an interested Director because of his position with Nuveen Investments, Inc. and certain of its subsidiaries, which are affiliates of the Nuveen Funds.

(3)  Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen Complex.

Nuveen Investments

Glossary of Terms
Used in this Report

•  Average Annual Total Return: This is a commonly used method to express an investment's performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment's actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

•  Comparative Benchmark: A blend of returns consisting of 1) 50% of the S&P 500® Index and 2) 50% of the CBOE S&P 500® Buy/Write Index (BXM), which is a passive total return index based on selling the near-term, at-the-money S&P 500® Index (SPX) call option against the S&P 500® Index portfolio each month, on the day the current contract expires. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

•  Current Distribution Rate: An investment's current annualized distribution divided by its current market price.

•  Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.

•  Net Asset Value (NAV): The net market value of all securities held in a portfolio.

•  Net Asset Value (NAV) Per Share: The market value of one share of a mutual fund or closed-end fund. For a Fund, the NAV is calculated daily by taking the Fund's total assets (securities, cash, and accrued earnings), subtracting the Fund's liabilities, and dividing by the number of shares outstanding.

•  S&P 500® Index: An unmanaged index generally considered representative of the U.S. stock market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Nuveen Investments

Additional Fund Information

Board of Trustees

John P. Amboian
Robert P. Bremner
Jack B. Evans
William C. Hunter
David J. Kundert
William J. Schneider
Judith M. Stockdale
Carole E. Stone
Virginia L. Stringer
Terence J. Toth

Fund Manager

Nuveen Fund Advisors, LLC
333 West Wacker Drive
Chicago, IL 60606

Custodian

State Street Bank & Trust Company
Boston, MA

Transfer Agent and
Shareholder Services

State Street Bank & Trust Company
Nuveen Funds
P.O. Box 43071
Providence, RI 02940-3071
(800) 257-8787

Legal Counsel

Chapman and Cutler LLP
Chicago, IL

Independent Registered
Public Accounting Firm

PricewaterhouseCoopers LLP
Chicago, IL

Quarterly Portfolio of Investments and Proxy Voting Information

You may obtain (i) the Fund's quarterly portfolio of investments, (ii) information regarding how the Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, and (iii) a description of the policies and procedures that the Fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen's website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission (SEC). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC's Public Reference Room in Washington, D.C. Call the SEC at (202) 942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC's Public Reference Section at 100 F Street NE, Washington, D.C. 20549.

CEO Certification Disclosure

The Fund's Chief Executive Officer has submitted to the New York Stock Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual.

The Fund has filed with the SEC the certification of its Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Distribution Information

The Fund hereby designates its percentage of dividends paid from net ordinary income as dividends qualifying for the 70% dividends received deduction (DRD) for corporations and its percentage as qualified dividend income (QDI) for individuals under Section 1(h)(11) of the Internal Revenue Code as shown in the accompanying table. The actual qualified dividend income distributions will be reported to shareholders on Form 1099-DIV which will be sent to shareholders shortly after calendar year end.

	% of DRD	% of QDI
JCE	28.00%	29.00%

Share Information

The Fund intends to repurchase shares of its own common stock in the future at such times and in such amounts as is deemed advisable. During the period covered by this report, the Fund repurchased shares of its common stock as shown in the accompanying table.

Common Shares Repurchased
JCE	—

Any future repurchases will be reported to shareholders in the next annual or semi-annual report.

Nuveen Investments

Nuveen Investments:
Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments provides high-quality investment services designed to help secure the long-term goals of institutional and individual investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets a wide range of specialized investment solutions which provide investors access to capabilities of its high-quality boutique investment affiliates—Nuveen Asset Management, Symphony Asset Management, NWQ Investment Management Company, Santa Barbara Asset Management, Tradewinds Global Investors, Winslow Capital Management and Gresham Investment Management. In total, Nuveen Investments managed $219 billion as of December 31, 2012.

Find out how we can help you.

To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/cef

Distributed by
Nuveen Securities, LLC
333 West Wacker Drive
Chicago, IL 60606
www.nuveen.com/cef

EAN-I-1212D

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the Code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/CEF/Shareholder/FundGovernance.aspx. (To view the code, click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors or Trustees (“Board”) determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant’s audit committee financial expert is Carole E. Stone, who is “independent” for purposes of Item 3 of Form N-CSR.

Ms. Stone served for five years as Director of the New York State Division of the Budget. As part of her role as Director, Ms. Stone was actively involved in overseeing the development of the State’s operating, local assistance and capital budgets, its financial plan and related documents; overseeing the development of the State’s bond-related disclosure documents and certifying that they fairly presented the State’s financial position; reviewing audits of various State and local agencies and programs; and coordinating the State’s system of internal audit and control. Prior to serving as Director, Ms. Stone worked as a budget analyst/examiner with increasing levels of responsibility over a 30 year period, including approximately five years as Deputy Budget Director. Ms. Stone has also served as Chair of the New York State Racing Association Oversight Board, as Chair of the Public Authorities Control Board, as a Commissioner on the New York State Commission on Public Authority Reform and as a member of the Boards of Directors of several New York State public authorities. These positions have involved overseeing operations and finances of certain entities and assessing the adequacy of project/entity financing and financial reporting. Currently, Ms. Stone is on the Board of Directors of CBOE Holdings, Inc., of the Chicago Board Options Exchange, and of C2 Options Exchange. Ms. Stone’s position on the boards of these entities and as a member of both CBOE Holdings’ Audit Committee and its Finance Committee has involved, among other things, the oversight of audits, audit plans and preparation of financial statements.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

NUVEEN CORE EQUITY ALPHA FUND

The following tables show the amount of fees that PricewaterhouseCoopers LLP, the Fund’s auditor, billed to the Fund during the Fund’s last two full fiscal years. For engagements with PricewaterhouseCoopers LLP the Audit Committee approved in advance all audit services and non-audit services that PricewaterhouseCoopers LLP provided to the Fund, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “pre-approval exception”). The pre-approval exception for services provided directly to the Fund waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Fund to its accountant during the fiscal year in which the services are provided; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

SERVICES THAT THE FUND’S AUDITOR BILLED TO THE FUND

	Audit Fees Billed	Audit-Related Fees	Tax Fees	All Other Fees
Fiscal Year Ended	to Fund (1)	Billed to Fund (2)	Billed to Fund (3)	Billed to Fund (4)
December 31, 2012	$27,802	$0	$2,925	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%	0%

December 31, 2011	$26,097	$0	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%	0%

(1)

“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

(2)

“Audit-Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees”. These fees include offerings related to the Fund’s common shares and leverage.

(3)

“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculations performed by the principal accountant.

(4)

“All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit-Related Fees” and “Tax Fees”. These fees represent all “Agreed-Upon Procedures” engagements pertaining to the Fund’s use of leverage.

SERVICES THAT THE FUND’S AUDITOR BILLED TO THE ADVISER AND AFFILIATED FUND SERVICE PROVIDERS

The following tables show the amount of fees billed by PricewaterhouseCoopers LLP to Nuveen Fund Advisors, LLC (formerly Nuveen Fund Advisors, Inc.) (the “Adviser”), and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two full fiscal years.

The tables also show the percentage of fees subject to the pre-approval exception. The pre-approval exception for services provided to the Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to PricewaterhouseCoopers LLP by the Fund, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the Fund’s audit is completed.

	Audit-Related Fees	Tax Fees Billed to	All Other Fees
	Billed to Adviser and	Adviser and	Billed to Adviser
	Affiliated Fund	Affiliated Fund	and Affiliated Fund
Fiscal Year Ended	Service Providers	Service Providers	Service Providers
December 31, 2012	$0	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%

December 31, 2011	$0	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%

NON-AUDIT SERVICES

The following table shows the amount of fees that PricewaterhouseCoopers LLP billed during the Fund’s last two full fiscal years for non-audit services. The Audit Committee is required to pre-approve non-audit services that PricewaterhouseCoopers LLP provides to the Adviser and any Affiliated Fund Services Provider, if the engagement related directly to the Fund’s operations and financial reporting (except for those subject to the pre-approval exception described above). The Audit Committee requested and received information from PricewaterhouseCoopers LLP about any non-audit services that PricewaterhouseCoopers LLP rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating PricewaterhouseCoopers LLP’s independence.

Total Non-Audit Fees
billed to Adviser and
		Affiliated Fund Service	Total Non-Audit Fees
		Providers (engagements	billed to Adviser and
		related directly to the	Affiliated Fund Service
	Total Non-Audit Fees	operations and financial	Providers (all other
Fiscal Year Ended	Billed to Fund	reporting of the Fund)	engagements)	Total
December 31, 2012	$2,925	$0	$0	$2,925
December 31, 2011	$0	$0	$0	$0

“Non-Audit Fees billed to Fund” for both fiscal year ends represent “Tax Fees” and “All Other Fees” billed to Fund in their respective amounts from the previous table.

Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Fund by the Fund’s independent accountants and (ii) all audit and non-audit services to be performed by the Fund’s independent accountants for the Affiliated Fund Service Providers with respect to operations and financial reporting of the Fund. Regarding tax and research projects conducted by the independent accountants for the Fund and Affiliated Fund Service Providers (with respect to operations and financial reports of the Fund) such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant’s Board has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (15 U.S.C. 78c(a)(58)(A)). The members of the audit committee are Robert P. Bremner, David J. Kundert, William J. Schneider, Carole E. Stone and Terence J. Toth.

ITEM 6. SCHEDULE OF INVESTMENTS.

(a)                   See Portfolio of Investments in Item 1.

(b)                   Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Nuveen Fund Advisors, LLC, formerly known as Nuveen Fund Advisors, Inc. (“NFALLC”), is the registrant’s investment adviser (NFALLC is also referred to as the “Adviser”).  NFALLC is responsible for the selection and on-going monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain clerical, bookkeeping and administrative services.  The Adviser has engaged INTECH Investment Management LLC (“INTECH”) and Nuveen Asset Management, LLC (“Nuveen Asset Management”) (INTECH and Nuveen Asset Management are also collectively referred to as “Sub-Advisers”), as Sub-Advisers to provide discretionary investment advisory services.  As part of these services, the Adviser has also delegated to each Sub-Adviser the full responsibility for proxy voting and related duties in accordance with each Sub-Adviser’s policies and procedures.  The Adviser periodically will monitor each Sub-Adviser’s voting to ensure that it is carrying out its duties.  Each Sub-Adviser’s proxy voting policies and procedures are attached to this filing as an exhibit and incorporated herein by reference or summarized below.

INTECH

The Fund is responsible for voting proxies on securities held in its portfolio.  When the Fund receives a proxy, the decision regarding how to vote such proxy will be made by INTECH in accordance with its proxy voting procedures.

INTECH has engaged Institutional Shareholder Services Inc. (“ISS”), to vote all Fund proxies in accordance with ISS’ Benchmark Proxy Voting Guidelines (“ISS Recommendations”).  INTECH has engaged the services of the Janus Securities Operations Group to oversee ISS in the administration of its proxy voting.  INTECH has adopted procedures and controls to avoid conflicts of interest that may arise in connection with proxy voting.

In light of such procedures and controls, it is not expected that any conflicts will arise in the proxy voting process.  In the unusual circumstance that a particular proxy vote may present a potential conflict, the matter shall be referred to INTECH’s Proxy Review Group, which is composed of INTECH’s Chief Administrative Officer & General Counsel, Chief Financial Officer and Chief Compliance Officer.  To the extent that a conflict of interest is identified, INTECH will vote the proxy according to the ISS recommendation unless otherwise determined by the Proxy Review Group and INTECH will report the resolution of the vote to the Fund’s Proxy Voting Committee.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Nuveen Fund Advisors, LLC, formerly known as Nuveen Fund Advisors, Inc. (“NFALLC”), is the registrant’s investment adviser (NFALLC is also referred to as the “Adviser”).  NFALLC is responsible for the selection and on-going monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain clerical, bookkeeping and administrative services.  The Adviser has engaged INTECH Investment Management LLC (“INTECH”) and Nuveen Asset Management, LLC (“Nuveen Asset Management”) (INTECH and Nuveen Asset Management are also collectively referred to as “Sub-Advisers”), as Sub-Advisers to provide discretionary investment advisory services.  The following section provides information on the portfolio managers at each Sub-Adviser:

NUVEEN ASSET MANAGEMENT

Item 8(a)(1).         PORTFOLIO MANAGER BIOGRAPHIES

Mr. Hembre, Managing Director of Nuveen Asset Management, entered the financial services industry in 1992.  He joined Nuveen Asset Management, LLC in January 2011 following the firm’s acquisition of a portion of the asset management business of FAF Advisors, Inc. (“FAF Advisors”) and currently serves as Nuveen Asset Management’s Chief Economist and Chief Investment Strategist. Mr. Hembre previously served in various positions with FAF Advisors since 1997 where he headed the team that managed the firm’s asset allocation, international equity, quantitative equity, and index products and most recently also served as Chief Economist and Chief Investment Strategist.

Mr. Friar, Senior Vice President and Portfolio Manager of Nuveen Asset Management since January 2011, entered the financial services industry in 1998. He joined Nuveen Asset Management in January 2011 following the firm’s acquisition of a portion of the asset management business of FAF Advisors. Mr. Friar previously served in various positions with FAF Advisors since 1999 where he served as a member of FAF’s Performance Measurement group.

Mr. Colon is a portfolio manager for Nuveen Asset Management. His responsibilities include portfolio management, risk management and research, with a specific focus on asset allocation strategies. Prior to Nuveen Asset Management, he was a Vice President and Portfolio Manager at HydePark and at an affiliate, Nuveen Investment Solutions (“NIS”), where he managed the quantitative analysis underlying NIS’s asset allocation, alternative investment research, and risk management methods. He is a member of the CFA Institute, the CFA Society of Chicago, and the Chicago Quantitative Alliance.

Item 8(a)(2).         OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGERS

In addition to the Fund, as of December 31, 2012, the portfolio managers are also primarily responsible for the day-to-day portfolio management of the following accounts:

	(ii) Number of Other Accounts Managed and Assets by Account Type						(iii) Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
(i) Name of Portfolio Manager	Other Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Keith Hembre	8	$2.151 billion	0	$0	6	$81.4 million	N/A	N/A	N/A
David Friar	11	$3.073 billion	0	$0	4	$22 million	N/A	N/A	N/A
James Colon	12	$2.022 billion	0	$0	5	$1.64 million	N/A	N/A	N/A

POTENTIAL MATERIAL CONFLICTS OF INTEREST

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one account. More specifically, portfolio managers who manage multiple accounts are presented a number of potential conflicts, including, among others, those discussed below.

The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. Nuveen Asset Management seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most accounts managed by a portfolio manager in a particular investment strategy are managed using the same investment models.

If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one account, an account may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts. To deal with these situations, Nuveen Asset Management has adopted procedures for allocating limited opportunities across multiple accounts.

With respect to many of its clients’ accounts, Nuveen Asset Management determines which broker to use to execute transaction orders, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts, Nuveen Asset Management may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, Nuveen Asset Management may place separate, non-simultaneous, transactions for a Fund and other accounts which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Fund or the other accounts.

Some clients are subject to different regulations. As a consequence of this difference in regulatory requirements, some clients may not be permitted to engage in all the investment techniques or transactions or to engage in these transactions to the same extent as the other accounts managed by the portfolio manager. Finally, the appearance of a conflict of interest may arise where Nuveen Asset Management has an incentive, such as a performance-based management fee, which relates to the management of some accounts, with respect to which a portfolio manager has day-to-day management responsibilities.

Nuveen Asset Management has adopted certain compliance procedures which are designed to address these types of conflicts common among investment managers. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Item 8(a)(3).         FUND MANAGER COMPENSATION

Portfolio manager compensation consists primarily of base pay, an annual cash bonus and long term incentive payments.

Base pay. Base pay is determined based upon an analysis of the portfolio manager’s general performance, experience, and market levels of base pay for such position.

Annual cash bonus.  The Fund’s portfolio managers are eligible for an annual cash bonus based on investment performance, qualitative evaluation and financial performance of Nuveen Asset Management.

A portion of each portfolio manager’s annual cash bonus is based on the Fund’s investment performance, generally measured over the past one- and three or five-year periods unless the portfolio manager’s tenure is shorter. Investment performance for the Fund generally is determined by evaluating the Fund’s performance relative to its benchmark(s) and/or Lipper industry peer group.

A portion of the cash bonus is based on a qualitative evaluation made by each portfolio manager’s supervisor taking into consideration a number of factors, including the portfolio manager’s team collaboration, expense management, support of personnel responsible for asset growth, and his or her compliance with Nuveen Asset Management’s policies and procedures.

The final factor influencing a portfolio manager’s cash bonus is the financial performance of Nuveen Asset Management based on its operating earnings.

Long-term incentive compensation.  Certain key employees of Nuveen Investments and its affiliates, including certain portfolio managers, have received equity interests in the parent company of Nuveen Investments. In addition, certain key employees of Nuveen Asset Management, including certain portfolio managers, have received profits interests in Nuveen Asset Management which entitle their holders to participate in the firm’s growth over time.

There are generally no differences between the methods used to determine compensation with respect to the Fund and the Other Accounts shown in the table above.

Item 8(a)(4).         OWNERSHIP OF JCE SECURITIES AS OF FEBRUARY 28, 2013

Name of Portfolio Manager	None	$1 - $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
Keith Hembre	X
David Friar	X
James Colon	X

INTECH

Item 8(a)(1).         PORTFOLIO MANAGER BIOGRAPHIES

No one person of the investment team is primarily responsible for implementing the investment strategies of the Fund.  A team of investment professionals consisting of Dr.  Adrian Banner, Dr. Vassilios Papathanakos, Joseph Runnels, and Dr. Phillip Whitman works together to implement the mathematical portfolio management process.

Adrian Banner, Ph.D., is chief executive officer and chief investment officer of INTECH.  Dr. Banner was named chief executive officer in November 2012 and concurrently is the firm’s chief investment officer, a position he has held since January 2012. Previously, Dr. Banner was co-chief investment officer beginning January 2009, senior investment officer from September 2007 to January 2009, and joined INTECH in August 2002 as director of research.  Since that time, Dr. Banner has been an integral part of the firm’s Princeton-based research team.  Dr. Banner has extensive knowledge of INTECH’s trading systems, optimization programs and research initiatives, both on an operational and theoretical basis.  Dr. Banner supervises the implementation of the portfolio optimization, management, and trading processes.  He conducts mathematical research on the investment process and reviews and recommends improvements.  Dr. Banner earned his Ph.D. in mathematics from Princeton University and his M.Sc. and B.Sc., also in mathematics, from the University of New South Wales, Australia.

Vassilios Papathanakos, Ph.D., was named INTECH’s deputy chief investment officer in November 2012.  Prior to that, he was the firm’s director of research since July 2007, and joined INTECH in October 2006 as associate director of research.  As deputy chief investment officer, Dr. Papathanakos is jointly responsible, with Dr. Banner, for the day-to-day implementation of INTECH’s investment process and trading operations.  Dr. Papathanakos received his Ph.D. in Physics from Princeton University in November 2006 and earned a B.S. in Physics from the University of Ioannina, Greece, in July 2001.  Dr. Papathanakos has also accumulated a long teaching experience, instructing courses in all undergraduate and graduate levels, assisting in the development of new courses and coaching new teaching assistants.

Joseph W. Runnels, CFA, has been vice president of portfolio management at INTECH since March 2003 and joined the firm in 1998.  Mr. Runnels holds a B.S. in Business Administration from Murray State University.  Mr. Runnels implements the day-to-day portfolio management and trading process for client portfolios.  He also handles brokerage relationships and supervises the daily execution of trading for client accounts.  Mr. Runnels holds the Chartered Financial Analyst designation.

Phillip Whitman, Ph.D., became director of research in November 2012 and was previously associate director of research since joining INTECH in November 2010.  He received his Ph.D. in Mathematics from Princeton University and holds a B.S. in Mathematics from the University of Texas.  While enrolled in the Ph.D. program at Princeton University from 2005 through November 2010, he served as a course instructor and assistant instructor for multivariable calculus in 2008 and 2009, respectively.  Dr. Whitman works with INTECH’s mathematicians and physicists on the application of mathematics in portfolio construction using probability theory, data analysis, and other fields in pure and applied mathematics.

Item 8(a)(2).         OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGERS

In addition to managing the Equity Portfolio, Dr. Banner is also primarily responsible for the day-to-day portfolio management of the following accounts.  Information is provided as of December 31, 2012 unless otherwise indicated:

Type of Account Managed	Number of Accounts	Assets
Registered Investment Company*	15	$3,250,138,885
Other Pooled Investment**	30	$7,195,674,149
Other Accounts***	200	$29,750,343,380

In addition to managing the Equity Portfolio, Dr. Papathanakos is also primarily responsible for the day-to-day portfolio management of the following accounts.  Information is provided as of December 31, 2012 unless otherwise indicated:

Type of Account Managed	Number of Accounts	Assets
Registered Investment Company*	15	$3,250,138,885
Other Pooled Investment**	30	$7,195,674,149
Other Accounts***	200	$29,750,343,380

In addition to managing the Equity Portfolio, Mr. Runnels is also primarily responsible for the day-to-day portfolio management of the following accounts. Information is provided as of December 31, 2012 unless otherwise indicated:

Type of Account Managed	Number of Accounts	Assets
Registered Investment Company*	15	$3,250,138,885
Other Pooled Investment**	30	$7,195,674,149
Other Accounts***	200	$29,750,343,380

In addition to managing the Equity Portfolio, Dr. Whitman is also primarily responsible for the day-to-day portfolio management of the following accounts.  Information is provided as of December 31, 2012 unless otherwise indicated:

Type of Account Managed	Number of Accounts	Assets
Registered Investment Company*	15	$3,250,138,885
Other Pooled Investment**	30	$7,195,674,149
Other Accounts***	200	$29,750,343,380

*	1 of the accounts included in the total, consisting of $345,673,665 of the total assets in the category, has performance-based advisory fees.
**	2 of the accounts included in the total, consisting of $1,773,984,851 of the total assets in the category, have performance-based advisory fees.
***	42 of the accounts included in the total, consisting of $8,021,669,057 of the total assets in the category, have performance-based advisory fees.

Material Conflicts of Interest. Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one account. More specifically, a portfolio manager who manages multiple accounts is presented with the following potential conflicts:

•

The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. INTECH believes its mathematical investment process and the procedures it has in place are reasonably designed to mitigate these potential conflicts and risks. Specifically, INTECH’s mathematical investment process significantly removes investment discretion.

•

If a portfolio manager identifies a limited investment opportunity that may be suitable for more than one account, an account may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts. For INTECH, all allocations are based on computer-generated target weightings and trades occur simultaneously for all accounts on a rotating basis. Before submission for execution, trades are reviewed by the trader for errors or discrepancies. Trades are submitted to designated brokers in a single electronic file at one time during the day, pre-allocated to individual clients. In the event that an aggregated order is not completely filled, executed shares are allocated to participating client accounts in proportion to the order.

•

INTECH has an established procedure for the selection, approval, management and annual review of broker relationships. INTECH gives primary consideration to obtaining the most favorable price and efficient execution. INTECH may, however, pay a higher commission than would otherwise be necessary for a particular transaction when, in INTECH’s opinion, to do so would further the goal of obtaining the best available execution. INTECH does not participate in soft dollar or directed brokerage commission arrangements and will not accept directed brokerage instructions. INTECH has a policy of paying commissions for execution services only and does not purchase research or other services from or through brokers using commissions.

•

The Fund is subject to different regulation than the other pooled investment vehicles and other accounts managed by the portfolio manager. As a consequence of this difference in regulatory requirements, the Fund may not be permitted to engage in all the investment techniques or transactions or to engage in these transactions to the same extent as the other accounts managed by the portfolio manager. INTECH’s mathematical investment process may result in situations in which some of its clients may sell securities when other clients purchase the same securities at or about the same time.  In an attempt to reduce the likelihood of the orders matching up in the market and in an effort to maintain the confidentiality of INTECH’s trading activities for purposes of improved execution, INTECH isolates its sale orders from its purchase orders with different brokers handling each order.

INTECH has adopted certain compliance procedures that are designed to address these types of conflicts common among investment managers. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Item 8(a)(3).         FUND MANAGER COMPENSATION

Salary and Cash Bonus. With respect to INTECH, as of December 31, 2012, the compensation structure of the investment personnel is determined by INTECH and is summarized below.

For managing the Fund and all other accounts, the investment personnel receive base pay in the form of a fixed annual salary paid and a cash bonus as determined by INTECH, which is based on overall corporate performance and each individual’s contributions.

Long-Term Incentive Compensation.  Investment personnel that are part owners of INTECH, also receive compensation by virtue of their ownership interest in INTECH.  They may elect to defer payment of a designated percentage of their fixed compensation and/or up to all of their variable compensation in accordance with Janus Capital Group Inc.’s Executive Income Deferral Program.

Item 8(a)(4).         OWNERSHIP OF JCE SECURITIES AS OF DECEMBER 31, 2012

Name of Portfolio Manager	None	$1 - $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
Banner	X
Papathanakos	X
Runnels	X
Whitman	X

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)         The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)         There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant’s website at www.nuveen.com/CEF/Shareholder/FundGovernance.aspx and there were no amendments during the period covered by this report. (To view the code, click on Code of Conduct.)

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: Ex-99.CERT Attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Ex-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Core Equity Alpha Fund

By (Signature and Title)	/s/ Kevin J. McCarthy
Kevin J. McCarthy
Vice President and Secretary

Date: March 8, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Chief Administrative Officer (principal executive officer)

Date: March 8, 2013

By (Signature and Title)	/s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller (principal financial officer)

Date: March 8, 2013